                                                                       Exhibit 2

                                 OFFICE LEASE
                                     between

                              WGP ASSOCIATES, LLC,
                          a Virginia limited liability
                                     company
                                  (as Landlord)
                                       and

             ONEPOINT COMMIUNICATIONS CORP., a Delaware corporation
                                   (as Tenant)

         Section
         Page

         1.       PRINCIPAL TERMS .....................................1
          2.      GENERAL COVENANTS ...................................2
          3.      TERM ................................................3
          4.      RENT ................................................3
          5.      COMPLETION OR REMODELING OF THE PREMISES ............3
          6.      OPERATING EXPENSES ..................................3
          7.      SERVICES ............................................3
          8.      QUIET ENJOYMENT .....................................5
          9.      DEPOSIT .............................................5
          10.     CHARACTER OF OCCUPANCY ..............................6
          11.     MAINTENANCE, ALTERATIONS AND REENTRY BY LANDLORD ....6
          12.     ALTERATIONS AND REPAIRS BY TENANT ...................7
          13.     CONSTRUCTION LIENS ..................................8
          14.     SUBLETTING AND ASSIGNMENT ...........................8
          15.     DAMAGE TO PROPERTY ..................................9
          16.     INDEMNITY TO LANDLORD ..............................10
          17.     SURRENDER AND NOTICE ...............................10
          18.     INSURANCE, CASUALTY, AND RESTORATION OF PREMISES ...10
          19.     CONDEMNATION .......................................11
          20.     DEFAULT BY TENANT ..................................11
          21.     DEFAULT BY LANDLORD ................................14
          22.     SU-BORDINATION AND ATTORNMENT ......................14
          23.     REMOVAL OF TENANT'S PROPERTY .......................15
          24.     HOLDING OVER: TENANCY MONTH-TO-MONTH ...............15
          25.     PAYMENTS AFTER TERMINATION . .......................15
          26.     STATEMENT OF PERFORMANCE ...........................15
          27.     MISCELLANEOUS ......................................15
          28.      AUTHORITIES FOR ACTION AND NOTICE .................17
          29.      PARKING............................................18
          30.      SUBSTITUTE PREMISES ...............................18
          31.      BROKERAGE .........................................18
          32.      COUNTERPARTS ......................................18
          33.      ADDENDUM/EXHIBITS .................................18

                                 LEASE AGREEMENT
        THIS LEASE, dated as of July 15, 1999, is by and between WGP ASSOCIATES, LLC, a Virginia limited liability company ("Landlord") and ONEPOINT COMMUNICATIONS CORP., a Delaware corporation ("Tenant").


                                   WITNESSETH:

          1. PRINCIPAL TERMS. Capitalized terms, first appearing in quotations in this Section, elsewhere in the Lease or any Exhibits, are definitions of such terms as used in the Lease and Exhibits and shall have the defined meaning whenever used.

          1.1 "BUILDING": Worldgate Plaza 1, 12901 Worldgate Drive, Herndon, Virginia

          1.2 "PREMISES": approximately 80,582 rentable square feet comprising the 5th, 6th, 7th and 8th floor of the Building

          1.3 "INITIAL TERM": 10 years, 0 months "Commencement Date": November 1, 1999 "Expiration Date": October 31, 2009


          1.4 "BASE RENT": Period Annual Per Rentable Monthly Square Foot Rate

          1.5       OPERATING EXPENSES:                       Base
          Year: 2000
                                                              Pro Rata
          Share: 100%

          1.6      "DEPOSIT":

          1.7 "PERMITTED USE": Primarily as general offices with ancillary use for computer room and related uses in accordance with Section 10 1.8 "GUARANTOR": [Not applicable]

          1.9 PARKING: 322 spaces (10 of which shall be reserved spaces in a mutually agreed upon location and the balance unreserved, unassigned spaces) in the Parking Garage or surface parking for the Building in accordance with Section 29

 1.10 LANDLORD'S NOTICE ADDRESS:

WGP ASSOCIATES, LLC, c/o Miller Global Properties, LLC, 4643
S. Ulster Street, Suite 1500, Denver, CO 80237, Attn: Donald
E. Spiegleman, Esq. or Mr. Paul Hogan

 with a copy to:

 1.11RENT PAYMENT ADDRESS:
 1. 12 LANDLORD'S TAX 1. D.:
 1. 13   TENANT'S NOTICE ADDRESS:
         Precommencement Address:
         Post Commencement Address:
 1. 14 TENANT'S TAX I.D.:
 1. 15 LANDLORD'S BROKER:
 1. 16 COOPERATING BROKER:

 1. 17 ATTACHMENTS:
 Charles E. Smith Companies, 2121 Crystal Drive, Suite 199 Arlington, VA 22202,
 Attn: Steven Ranck WGP ASSOCIATES, LLC, c/o Miller Global Properties, LLC, 4643
 S. Ulster Street, Suite 1500, Denver, CO 80237 84-1474051 Attn: Joanne DiGuido 2201 Waukegan Road, Suite E-200 Bannockburn, IL 60015 (same) Charles E. Smith Real Estate Services, L.P. Julien J. Studley, Inc. [check if applicable] Addendum Work Letter Exhibit A - The Premises Exhibit B - Real Property Exhibit C - Operating Expenses Exhibit D - Commencement Certificate Exhibit E - Rules and Regulations Exhibit F - Janitorial and Security Specifications Exhibit G - Statement of Performance (Estoppel) Exhibit H - HVAC Rates Exhibit I - Letter of Credit Exhibit J - Parking Area

     2. GENERAL COVENANTS. Tenant covenants and agrees to pay Rent and perform the obligations hereafter set forth and in consideration therefor Landlord leases to Tenant the Premises as depicted on the plat attached as Exhibit A, together with a non-exclusive right, subject to the provisions hereof, to use plazas, common areas, or other areas on the real property legally described on Exhibit B (the "Real Property") designated by Landlord for the exclusive or nonexclusive use of the tenants of the Building and Plaza II (as hereinafter defined), including the Parking Garage ("Common Areas"). The "Building" includes the building depicted and labeled as Worldgate Plaza Tower I on the attached Exhibit A-1, inclusive of the 5th, 6th, 7th and 8th floors, the elevators and stairs serving such floors, and the elevator lobby on the first floor, exclusive of the parking garage portion lying within the footprint of the Building depicted on Exhibit A-1. The Building and the adjacent building to be constructed as depicted and labeled on Exhibit A-1 as Worldgate Plaza Tower 11 (" Plaza 11"), Real Property, Common Areas, and appurtenances are hereinafter collectively sometimes called the "Building Complex."

     3. TERM. The Initial Term of the Lease commences at 12:01 a.m. on the Commencement Date and terminates at 12:00 midnight on the Expiration Date (the Initial Term together with any extensions thereof is herein referred to as the "Term. ") -

     4. RENT. Subject to the provisions below and the provisions of the Work Letter, commencing on the Commencement Date and on the first day of each month thereafter, Tenant shall pay Base Rent in the amount stated in Section 1.4, in advance without notice (all amounts, including Base Rent, to be paid by Tenant pursuant to this Lease as the context requires are sometimes referred to collectively as "Rent(s)"). Rents shall be paid without set off, abatement, or diminution, at the address set forth in Section 1.11 above, or at such other place as Landlord from time to time designates in writing.

      5. COMPLETION OR REMODELING OF THE PREMISES.
         -----------------------------------------

           5.1 Provisions regarding remodeling or tenant finish work in the Premises, if any, are set forth in a work letter attached to this Lease (the "Work Letter"). "Initial Tenant Finish" means the Premises in its as-is condition as modified by all work, if any, performed by Landlord at its expense prior to the Commencement Date in accordance with the Work Letter or paid for by Landlord from the Allowance in accordance with the Work Letter, as applicable. Except as provided in the Work Letter, Landlord has no obligation for the completion or remodeling of the Premises, and Tenant accepts the Premises in its "as is" condition on the Commencement Date, subject to the provisions of the Work Letter. If Landlord is delayed in delivering the Premises or a portion thereof to Tenant in accordance with the Work Letter, the provisions of the Work Letter shall control delivery of such space, the commencement of Rent and the determination of the Commencement Date. The postponement of Tenant's obligation to pay Rent is in full settlement of all claims which Tenant may otherwise have by reason of such delay. If the Commencement Date is delayed in accordance with the Work Letter, the Expiration Date shall be extended so that the Term will continue for the full period set forth in Section 1.3. As soon as the Term commences, Landlord and Tenant agree to execute a commencement agreement in the form attached as Exhibit D, setting forth the exact Commencement Date and Expiration Date.

           5.2 Except as provided in the Work Letter, *including the provisions regarding Punchlist Items, taking possession of the Premises by Tenant is conclusive evidence that the Premises are in the condition agreed between Landlord and Tenant and acknowledgment by Tenant of satisfactory completion of any work which Landlord has agreed to perform.

     6. OPERATING EXPENSES. Tenant shall pay additional Rent in accordance with Exhibit C attached hereto.

      7. SERVICES.
         --------

           7.1 Subject to the provisions below, Landlord agrees, without charge, in accordance with standards determined by Landlord from time to time for the
 Building: (1) to furnish running water at those points of supply for general use of tenants of the Building (consistent with the standards observed by operators of first class office buildings in the northern Virginia market); (2) during Ordinary Business Hours to furnish to interior Common Areas heated or cooled air (as applicable), electrical current, janitorial services, and maintenance; (3) during Ordinary Business Hours to furnish heated or cooled air to the Premises for standard office use provided the reasonable recommendations of Landlord's engineer regarding occupancy and use of the Premises are complied with by Tenant; (4) to furnish, subject to availability and capacity of building systems, unfiltered treated chilled water for use in Tenant's packaged HVAC systems provided that such systems are approved by Landlord, including strainers, pumping systems and controls; (5) to provide, during Ordinary Business Hours, the general use of passenger elevators for ingress and egress to and from the Premises (at least one such elevator shall be available at all times except in the case of emergencies or repair); (6) to provide janitorial services for the Premises in accordance with the attached Exhibit F (including window washing of the outside of exterior windows); and (7) to cause electric current to be supplied to the Premises for Tenant's Standard Electrical Usage (items (1) through (7) are collectively called "Services"). "Tenant's Standard Electrical Usage" means electricity for normal office purposes including fluorescent and incandescent lighting (including task and task ambient lighting systems) and for normal office equipment, including duplicating (reproduction) machines and personal computers (provided they do not require any additional voltage, special electrical or HVAC requirements beyond the systems existing in the Premises), and internal communications systems. "Ordinary Business Hours" means 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays, Legal Holidays excepted. "Legal Holidays" mean New Year's Day, Martin Luther King Day, Inauguration Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day, and such other national holidays hereafter established by the United States Government. The security system shall be operative at all times except as required for repair or maintenance and shall restrict access (in accordance with the security system specifications) to the main Building lobby and access to individual floors from the elevator on such days and at such hours as Tenant may request by notice to Landlord. Any security system or other security measures (collectively "security") that Landlord may undertake are for protection of the physical structures only and shall not be relied upon by Tenant, its agents, employees or invitees to protect their person, or property, including Tenant's Property. Tenant shall not do anything to circumvent or allow others to circumvent security. Landlord shall not be liable for any failure of any security to operate or for any breach or circumvention of the security by others, and Landlord makes no representations or warranties concerning the installation, performance and monitoring of the security or that it will detector avert occurrences which any such security is intended or expected to detector avert. Landlord shall maintain the security which it elects to install in good repair.
                   Electricity for the Building, including the entirety of the Premises shall be separately metered and paid by Tenant upon billing by the service provider or as billed by Landlord (if for any reason direct billing to Tenant cannot be established or until such billing is arranged, based on the actual costs incurred to the provider, without markup or profit to Landlord) and electricity shall not be included in amounts required to be paid by Tenant as Operating Expenses under Exhibit C. In addition, Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for telephone, interior landscape maintenance, and other materials and services furnished directly to Tenant or the Premises, or used by Tenant in or about the Premises during the Term, together with any taxes thereon. Prior to installation or use of Special Equipment or operation of the Premises for extended hours on an ongoing basis, Tenant shall notify Landlord of such intended installation or use. Tenant shall reimburse Landlord for all additional costs, if any, incurred by Landlord as a result of Tenant's installation or use of Special Equipment, other than electrical costs (which shall be included in the metered electricity), as reasonably determined by Landlord's engineer, including all costs of supplementing the Building HVAC System and/or extending or supplementing any electrical service, as Landlord determines is necessary, as a result of such Special Equipment. "Special Equipment" means (a) any equipment requiring modification or supplementation of the Building HVAC or electrical systems, (b) any equipment requiring a voltage other than 120 volts, single phase, or (c) equipment that requires the use ' of self-contained 1HVAC units. If Tenant desires use of Building services after Ordinary Business Hours, Tenant shall give Landlord such prior notice as is reasonably required to arrange for such after-hours services. Charges for Building HVAC use after Ordinary Business Hours, to be used in determining the charges referred to above, are set forth on the attached Exhibit H.
          7.3 If Tenant requires janitorial services other than those included as standard Services or if Tenant desires to separately contract for janitorial services for the Premises for security reasons, Tenant may separately contract for such janitorial services at Tenant's sole cost and expense, upon not less than 60 days prior notice to Landlord (provided, that, if Tenant elects to separately contract for janitorial services in accordance with the foregoing, such janitorial services shall include at a minimum those services described on Exhibit F and the Operating Expenses and the Base Rent shall be subject to adjustment in accordance with Section 6.1 of Exhibit Q.
          7.4 Landlord may discontinue, reduce, or curtail Services (either temporarily or permanently) when necessary due to accident, repairs, alterations, strikes, lockouts, Applicable Laws, or any other happening beyond Landlord's reasonable control. Landlord is not liable for damages to Tenant or any other party as a result of any interruption, reduction, or discontinuance of Services (either temporary or permanent) nor shall the occurrence of any such event be construed as an eviction of Tenant, cause or permit an abatement, reduction or setoff of Rent, or operate to release Tenant from Tenant's obligations; provided, however, that notwithstanding the foregoing, if the Premises should become unsuitable for Tenant's use as a consequence of a cessation of Services which is due to events within Landlord's reasonable control (other than an interruption resulting from a fire or other casualty, which shall be governed by the provisions of Section 18) (excluding, however, acts or omissions of Tenant or Tenant's Agents, as defined below) and persists for more than five (5) consecutive business days (an "Interfering Event"), then Tenant shall be entitled to an equitable abatement of Rent to the extent of the interference with Tenant's use of the Premises occasioned thereby from the date of the Interfering Event until the date the Services are restored to the Premises. If Tenant continues to use any part of the Premises to conduct its business, the Rent will only abate for the untenantable part not used..

           7.5 Tenant shall promptly notify Landlord of any accidents or defects in the Building of which Tenant becomes aware, including defects in pipes, electric wiring, and HVAC equipment, and of any condition which may cause injury or damage to the Building or any person or property therein.

      8. OUIET ENJOYMENT. So long as an Event of Default has not occurred, Tenant is entitled to the quiet enjoyment and peaceful possession of the Premises subject to the provisions of this Lease. Landlord shall under no circumstances be held responsible for restriction or disruption of access to the Building from public streets caused by construction work or other actions taken by or on behalf of governmental authorities, or for actions taken by other tenants (their employees, agents, visitors, contractors or invitees), or any other cause not entirely within Landlord's direct control, and same shall not constitute a constructive eviction of Tenant nor give rise to any right or remedy of Tenant against Landlord of any nature or kind. This covenant of quiet enjoyment is in lieu of any covenant of quiet enjoyment provided or implied by law, and Tenant expressly waives any such other covenant of quiet enjoyment to the ' extent broader than the covenant contained in this Section. Tenant shall have access to the Building and Premises 365 days a year, seven days a week, 24 hours a day, subject to Landlord's obligation and right to make repairs and alterations as provided in this Lease.

     9. DEPOSIT. Tenant shall provide to Landlord, at the time of execution hereof by Tenant, a clean, unconditional,

       10. CHARACTER OF OCCUPANCY. Tenant shall occupy the Premises for the Permitted Use and for no other purpose, and use it in a careful, safe, and proper manner and pay on demand for any damage to the Premises caused by misuse or abuse by Tenant, Tenant's agents or employees, or any other person entering upon the Premises under express or implied invitation of Tenant (collectively, "Tenant's Agents"). The term "Permitted Use" shall mean: general office use for administrative, clerical, and professional office purposes, including customer support (the "Primary Use") and for activities ancillary thereto, such as (i) computer room, (ii) employee cafeteria and
  (iii) small equipment storage and testing (ancillary uses including the uses specified under clauses (i)-(iii), are referred to collectively as the "Ancillary Uses"), provided that Ancillary Uses shall not be the primary use of the Leased Premises; in addition, Tenant shall have the right to use the Leased Premises for such other uses as are permitted by Applicable Laws (as hereinafter defined) that are expressly approved by Landlord, which approval shall not be unreasonably withheld if such uses are consistent with first class suburban general office building uses and so long as in keeping with Building's first-class quality and allowed under PDC zoning applicable to the Building ("Specially Approved Uses"). Tenant shall be responsible for obtaining any approvals or permits required for the Ancillary Uses or Specially Approved Uses under Applicable Laws and the Declaration. Tenant, at Tenant's expense, shall comply with all applicable federal, state, city, quasi-governmental and utility provider laws, codes, rules, and regulations now or hereafter in effect ("Applicable Laws") which impose any duty upon Landlord or Tenant with respect to the occupation or alteration of the Premises. Tenant shall not commit or permit waste or any nuisance on or in the Premises. Tenant agrees not to store, keep, use, sell, dispose of or offer for sale in, upon or from the Premises any article or substance prohibited by any insurance policy covering the Building Complex nor shall Tenant keep, store, produce or dispose of on, in or from the Premises or the Building Complex any substance which may be deemed an infectious waste or hazardous substance under any Applicable Laws, except customary office and cleaning supplies.

       11. MAINTENANCE, ALTERATIONS AND REENTRY BY LANDLORD.
           -------------------------------------------------

            11.1 Landlord will (i) make repairs and replacements to HVAC, mechanical, life safety and electrical systems in the Premises (to the extent such systems are Building standard) deemed necessary by Landlord for normal operations of the Building Complex; and (ii) provide upkeep, maintenance, replacements, and repairs to all Common Areas of the Building Complex, including without limitation the Parking Facilities, and all structural elements of the Building, including without I imitation the roof, exterior walls (including windows and glass), interior bearing walls, foundations, footings, and al I exterior surfaces of the Building. Landlord shall perform its obligations under this Section 11. 1 in a manner consistent with other first class office buildings in the northern Virginia area and in accordance with Applicable Laws. Except as provided in this Section or otherwise expressly required in this Lease, Landlord is not required to make improvements or repairs to the Premises during the Term.

            11.2 Landlord or Landlord's agents may at any time enter the Premises, without notice in case of emergency and for performance of janitorial services and in all other instances after reasonable prior oral or written notice to Tenant and subject to compliance with Tenant's reasonable security measures (which may include an escort) for examination and inspection, or to perform, if Landlord elects, any obligations of Tenant which Tenant fails to perform or such cleaning, maintenance, janitorial services, repairs, replacements, additions, or alterations as Landlord deems necessary for the safety, improvement, or preservation of the Premises or other portions of the Building Complex or as required by Applicable Laws. Landlord or Landlord's agents may also show the Premises to prospective purchasers and Mortgagees and, during the last 12 months of the Term, to prospective tenants, upon not less than 48 hours prior notice. Any such reentry does not constitute an eviction or entitle Tenant to abatement of Rent. Landlord may make such alterations or changes in other portions of the Building Complex as Landlord desires so long as such alterations and changes do not unreasonably interfere with Tenant's occupancy of the Premises. Landlord may use the Common Areas and one or more street entrances to the Building Complex as may be necessary in Landlord's judgment to complete such work.

       12. ALTERATIONS AND REPAIRS BY TENANT.
           ----------------------------------

            12.1 Tenant shall not make any alterations to the Premises during the Term, including installation of equipment or machinery which requires modifications to existing electrical outlets or increases Tenant's usage of electricity beyond Tenant's Standard Electrical Usage (collectively "Alterations") without in each instance first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord's consent or approval of the plans, specifications and working drawings for any Alterations shall not constitute any warranty or representation by Landlord (and shall not impose any liability on Landlord) as to their completeness, design sufficiency, or compliance with Applicable Laws; provided, however, Tenant may, without Landlord's consent, perform interior non-structural Alterations not involving modifications to the Base Building plumbing, electrical, mechanical or life safety systems provided the cost of any particular Alterations (taking into account together all Alterations being made as part of a common or phased plan) does not exceed Ten Thousand Dollars ($10,000). Tenant shall at its cost: pay all engineering and design costs incurred by Landlord as to all Alterations, obtain all governmental permits and approvals required, and cause all Alterations to be completed in compliance with Applicable Laws and requirements of Landlord's insurance. All such work relating to Alterations shall be performed in a good and workmanlike manner, using new materials and equipment at least equal in quality to the work performed under the Work Letter. All Alterations, repair and maintenance work performed by Tenant shall be done at Tenant's expense by Landlord's employees or, with Landlord's prior consent and subject to any conditions imposed by Landlord, by other persons requested by Tenant; however, if such work is not performed by Landlord's employees, Tenant shall pay Landlord a supervisory fee (not to exceed 5% of the cost of the respective Alteration) upon receipt of an invoice. If Landlord authorizes such persons to perform work, Tenant shall deliver to Landlord prior to commencement certificates issued by insurance companies qualified to do business in the state in which the Premises are located, evidencing that worker's compensation, public liability insurance, and property damage insurance (in amounts, with companies and on forms satisfactory to Landlord) are in force and maintained by all contractors and subcontractors engaged to perform such work. All liability policies shall name Landlord, Building, Manager, and Mortgagee as additional insureds. Each certificate shall provide that the insurance may not be canceled or modified without 10 days' prior written notice to Landlord and Mortgagee. Landlord also has the right to post notices in the Premises in locations designated by Landlord stating that Landlord is not responsible for payment for such work and containing such other information as Landlord deems necessary. All such work shall be performed in a manner which does not unreasonably interfere with Landlord or other tenants of the Building, or impose additional expense upon Landlord in the operation of the Building Complex.

            12.2 Tenant shall keep the Premises in as good order, condition, and repair and in an orderly state, as on the Commencement Date, loss by fire or other casualty or ordinary wear excepted.

            12.3 All Alterations, including permanent drywall partitions, paneling, carpeting, drapes or other window coverings, and light fixtures (but not including movable office furniture not attached to the Building), are deemed a part of the real estate and the property of Landlord and remain upon and be surrendered with the Premises at the end of the Term, whether by lapse of time or otherwise, unless Landlord notifies Tenant no later than 15 days prior to the end of the Term that it elects to have Tenant remove all or part of such Alterations, and in such event, Tenant shall at Tenant's expense promptly remove the Alterations specified and restore the Premises to its prior condition, reasonable wear and tear excepted. If expressly requested by Tenant at the time consent is requested for any Alterations or prior to construction of such Alterations, Landlord shall promptly inform Tenant whether Landlord will require the removal of particular Alterations pursuant to this Section 12.3.

       13. CONSTRUCTION LIENS. Other than provided in the Work Letter, Tenant shall pay for all work done on the Premises by Tenant or at its request (other than the Initial Tenant Finish) of a character which may result in liens on Landlord's or Tenant's interest and Tenant will keep the Premises free of all construction liens, and other liens on account of such work. Tenant indemnifies, defends, and saves Landlord and all Mortgagees harmless from all liability, loss, damage, or expenses, including attorneys' fees, on account of any claims of laborers, materialmen or others for work performed or for materials or supplies furnished to Tenant or persons claiming under Tenant. If any lien is recorded against the Premises or Building or any suit affecting title thereto is commenced as a result of such work, or supplying of materials, Tenant shall cause such lien to be removed of record within 5 days after notice from Landlord. If Tenant desires to contest any claim, Tenant must either arrange for release of such lien and substitution of a bond or other collateral (in accordance with Applicable Laws) or furnish Landlord adequate security of at least 150% of the amount of the claim, plus estimated costs and interest and, if a final judgment establishing the validity of any lien is entered, Tenant shall immediately pay and satisfy the same. If Tenant fails to proceed as aforesaid, Landlord may pay such amount and any costs, and the amount paid, together with reasonable attorneys' fees incurred, shall be immediately due Landlord upon notice.

       14. SUBLETTING AND ASSIGNMENT.
           --------------------------

            14.1 Tenant shall not sublet any part of the Premises nor assign or otherwise transfer this Lease or any interest herein. (sometimes referred to as "Transfer," and the subtenant or assignee may be referred to as "Transferee") without the consent of Landlord first being obtained, which consent will not be unreasonably withheld, conditioned or delayed provided that: (1) Tenant complies with the provisions of Section 14.4; (2) Landlord declines to exercise its rights under Section 14.3; (3) the Transferee is engaged in a business and the portion of the Premises will be used for the Permitted Use in a manner which is in keeping with the then standards of the Building and does not conflict with any exclusive use rights granted to any other tenant of the Building Complex; (4) the Transferee has reasonable financial worth in light of the responsibilities involved; (5) Tenant is not in default at the time it makes its request; (6) the Transferee is not a governmental or quasi -governmental agency; (7) the Transferee is not a tenant or currently negotiating a lease with Landlord in any Building of the Building Complex; and
 (8) the rent to be paid by the Transferee is not less than 85% of the rental rate then being offered by Landlord for similar space in the Building Complex. Transfer includes a sale by Tenant of substantially all of its assets or stock if Tenant is a publicly traded corporation, a merger of Tenant with another corporation, the transfer of 49% or more of the stock in a corporate tenant whose stock is not publicly traded, or transfer of 49 % or more of the beneficial ownership interests in a partnership or limited liability company tenant. If any Alterations to the Premises or the Common Areas are required by Applicable Laws in connection with such Transfer or the particular business of such Transferee, such Alterations shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld) and Tenant shall bear the cost of such Alterations.

            14.2 Following any Transfer in accordance with this Section 14, Landlord may, after an Event of Default by Tenant, collect rent from the Transferee or occupant and apply the net amount collected to the Rent, but no Transfer or collection will be deemed an acceptance of the Transferee or occupant as Tenant or release Tenant from its obligations.
  Consent to a Transfer shall not relieve Tenant from obtaining Landlord's consent to any other Transfer. Notwithstanding Landlord's consent to a Transfer, Tenant shall continue to be primarily liable for its obligations. If Tenant collects any rent or other amounts from a Transferee in excess of the Rent for any monthly period, Tenant shall pay Landlord 50% of the excess monthly, as and when received.

            14.3 Notwithstanding the above (and except for a Transfer permitted under Section 14.7), if Tenant requests Landlord's consent to sublet 49 % or more of the Premises, Landlord may refuse to grant such consent in its sole discretion and terminate this Lease as to the portion of the Premises with respect to which such consent was requested; provided, however, if Landlord does not consent and elects to terminate the Lease as to such portion, Tenant may within 15 days after notice from Landlord to this effect withdraw Tenant's request for consent. If such termination occurs, it shall be effective on the date designated in a notice from Landlord and shall not be more than 30 days following such notice.

            14.4 For Transfers to be effective following the initial 12 months following the Commencement Date, Tenant must notify Landlord at least 60 days prior to the desired date of the Transfer ("Tenant's Notice"), excluding a Transfer permitted under Section 14.7. Tenant's Notice shall describe the portion of the Premises to be transferred and the terms and conditions. Landlord has, without obligation, 30 days following receipt of Tenant's Notice to propose a subtenant for such space (which subtenant shall be subject to the reasonable approval of Tenant) or to exercise its rights pursuant to Section
 14.3 if Tenant's Notice discloses that 49% or more of the Premises is involved. If the space covered by Tenant's Notice is subleased to a sublessee proposed by Landlord, rent and other sums due from the subtenant will be paid to Tenant directly and Landlord has no responsibility for the performance by such subtenant of its obligations under its sublease with Tenant. If Landlord is unwilling or unable to locate a subtenant (and, if applicable, declines to exercise its rights under Section 14.3), Landlord will notify Tenant not later than 30 days after receipt of Tenant's Notice and Tenant shall be free to sublet the specified portion of the Premises to any third party on terms substantially identical to those described in Tenant's Notice, subject to Landlord's consent as set forth above. If Tenant does not sublet such portion of the Premises within 180 days following Landlord's notice to Tenant, Tenant must reoffer the Premises to Landlord in accordance with the provisions hereof prior to subleasing to a third party.

            14.5 All documents utilized by Tenant to evidence a Transfer are subject to approval by Landlord. Tenant shall pay Landlord's reasonable expenses, including reasonable attorneys' fees, of determining whether to consent and in reviewing and approving the documents. Tenant shall provide Landlord with such information as Landlord reasonably requests regarding a proposed Transferee, including financial information.

            14.6 If a trustee or debtor in possession in bankruptcy is entitled to assume control over Tenant's rights under this Lease and assigns such rights to any third party notwithstanding the provisions hereof, the rent to be paid by such party shall be increased to the current Base Rent (if greater than that being paid for the Premises) which Landlord charges for comparable space in the Building as of the date of such third party's occupancy. If Landlord is entitled under the Bankruptcy Code to "Adequate Assurance" of future performance of this Lease, the parties agree that such term includes the following:

                    (1) Any assignee must demonstrate to Landlord's reasonable satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as large as the net worth of Tenant on the Commencement Date increased by 7%, compounded annually, for each year thereafter through the date of the proposed assignment. Tenant's financial condition was a material inducement to Landlord in executing this Lease.

                    (2) The assignee must assume and agree to be bound by the provisions of this Lease.

            14.7 Notwithstanding anything to the contrary contained hereinabove but subject to Section 14.2 and provided that the conditions of clauses (3) and
 (5) of Section 14.1 are met, Tenant may, without obtaining Landlord's prior written consent, assign or sublease all or any portion of the Premises to the following parties on the following conditions: (i) any subsidiary or affiliate in which Tenant has, directly or indirectly, an ownership interest of more than 50%; (ii) any direct or ultimate parent of Tenant; (iii) any subsidiary or affiliate in which Tenant's parent owns, directly or indirectly, by means of an ownership interest of more than 50%; or (iv) any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets or stock of Tenant provided that the resulting corporation has a net worth at least equal to Tenant's net worth as of the date hereof. A sale or transfer of stock in Tenant pursuant to a public offering, including publicly traded stock of Tenant, shall be permitted without obtaining Landlord's prior written consent. As soon as practicable prior to the effective date of a transaction permitted under this Section 14.7, Tenant will provide Landlord with documentation evidencing such transaction and such other evidence as Landlord may reasonably require to establish that such transaction falls within the terms and provisions of this Section.


     15. DAMAGE TO PROPERTY. Tenant agrees Landlord is not liable for any injury or damage, either proximate or remote, occurring through or caused by fire, water, steam, or any repairs, alterations, injury, accident, or any other cause to the Premises, to any furniture, fixtures, Tenant improvements, or other personal property of Tenant kept or stored in the Premises, or in other parts of the Building Complex, whether by reason of the negligence or default of Landlord, other occupants, any other person, or otherwise; and the keeping or storing of all property of Tenant in the Premises and Building Complex is at the sole risk of Tenant. Landlord agrees that Tenant is not liable for injury or damage to property of Landlord in the Building, whether by reason of the negligence or default of Tenant.

       16. INDEMNITY TO
           ------------
       LANDLORD.

            16.1 Tenant agrees to indemnify, defend, and hold Landlord and Building Manager harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party, including any other tenant in the Building Complex, to the extent caused by the negligence or breach of this Lease by the Tenant or Tenant's Agents, subject to the provisions of Section 18.6.

            16.2 Tenant shall maintain throughout the Term a commercial general liability policy, including protection against death, personal injury and property damage, issued by an insurance company qualified to do business in the state in which the Premises are located, with a single limit of not less than $1,000,000.00. Such policy shall name Landlord, Building Manager, and Mortgagee as additional insureds, be primary to any other similar insurance of such additional insureds, and provide that it may not be canceled or modified without at least 20 days' prior notice to Landlord and Mortgagee. The minimum limits of such insurance do not limit the liability of Tenant hereunder. Prior to occupancy of the Premises, and prior to expiration of the then-current policy, Tenant shall deliver certificates evidencing that insurance required under this Lease is in effect.

            16.3 Landlord agrees to indemnify, defend, and hold Tenant harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party (excluding Tenant's Agents) including any other tenant in the Building Complex, to the extent caused by the negligence or breach of this Lease by Landlord, subject to the provisions of Section 18.6.

       17. SURRENDER AND NOTICE. Upon the expiration or other termination of this Lease, Tenant shall immediately quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear and loss by fire or other casualty excepted, and Tenant shall remove all of its movable furniture and other effects, all telephone cable and data cable in the Building core utility chases (as distinguished from wiring in ceilings and walls within the Premises) installed for Tenant, and such Alterations, as Landlord requires in accordance with Section 12.3. If Tenant fails to timely vacate the Premises as required, Tenant is responsible to Landlord for all resulting costs and damages of Landlord, including any amounts paid to third parties who are delayed in occupying the Premises.

       18. INSURANCE, CASUALTY, AND RESTORATION OF PREMISES.
           -------------------------------------------------

            18.1 Landlord shall maintain property insurance for the Building Complex, the shell and core of the Building and the Premises in such amounts, from such companies, and on such terms and conditions, including insurance for loss of Rent as Landlord deems appropriate, from time to time.

            18.2 Tenant shall maintain throughout the Term insurance coverage at least as broad as ISO Special Form Coverage against risks of direct physical loss or damage (commonly known as "all risk") for the full replacement cost of Tenant's property and betterments in the Premises, including tenant finish in excess of the Initial Tenant Finish.

            18.3 If the Building is damaged by fire or other casualty which renders the Premises wholly untenantable and the damage is so extensive that an architect selected by Landlord certifies in writing to Landlord and Tenant within 60 days of said casualty that the Premises cannot, with the exercise of reasonable diligence, be made fit for occupancy within 180 working days from the happening thereof, then, at the option of Landlord or Tenant exercised in writing to the other within 30 days of such determination, this Lease shall terminate as of the occurrence of such damage. In the event of termination,

 Tenant shall pay Rent duly apportioned up to the time of such casualty and forthwith surrender the Premises and all interest. If Tenant fails to do so, Landlord may reenter and take possession of the Premises and remove Tenant. If, however, the damage is such that the architect certifies that the Premises can be made tenantable within such 180-day period or neither Landlord or Tenant elects to terminate the Lease despite the extent of damage, then the provisions below apply.

            18.4 If the Premises are damaged by fire or other casualty that does not render it wholly untenantable or require a repair period in excess of 180 days, Landlord shall with reasonable promptness except as hereafter provided repair the Premises to the extent of the Initial Tenant Finish.

            18.5 If the Building is damaged (though the Premises may not be affected, or if affected, can be repaired within 180 days) and within 60 days after the damage Landlord decides not to reconstruct or rebuild the Building, then, notwithstanding anything contained herein, upon notice to that effect from Landlord within said 60 days, Tenant shall pay the Rent apportioned to the later of the date of such casualty or the date that Tenant ceases to use the Premises, this Lease shall terminate from the date of such notice, and both parties discharged from further obligations except as otherwise expressly provided.

            18.6 Landlord and Tenant waive all rights of recovery against the other and its respective officers, partners, members, agents, representatives, and employees for loss or damage to its real and personal property kept in the Building Complex, including any loss or damage which is capable of being insured against under ISO Special Form Coverage, or for loss of business revenue or extra expense arising out of or related to the use and occupancy of the Premises. Tenant also waives all such rights of recovery against Building Manager. Each party shall, upon obtaining the property damage insurance required by this Lease, notify the insurance carrier that the foregoing waiver is contained in this Lease and use reasonable efforts to obtain an appropriate waiver of subrogation provision in the policies.

            18.7 Rent shall abate from the later of the date of such casualty or the date that Tenant ceases to use the Premises and continuing until substantial completion of repair and restoration to the extent of the Initial Tenant Finish permitting occupancy by Tenant, in the same proportion that the part of the Premises rendered untenantable bears to the whole; provided, however, if the casualty is the fault of Tenant or Tenant's Agents, then the Rent will abate during any such period of repair and restoration but only to the extent of any recovery by Landlord under its rental insurance related to the Premises.

       19. CONDEMNATION. If the Premises or substantially all of it or any portion of the Building Complex which renders the Premises untenantable is taken by right of eminent domain, or by condemnation (which includes a conveyance in lieu of a taking), this Lease, at the option of either Landlord or Tenant exercised by notice to the other within 30 days after the taking, shall terminate and Rent shall be apportioned as of the date of the taking. Tenant shall forthwith surrender the Premises and all interest in this Lease, and, if Tenant fails to do so, Landlord may reenter and take possession of the Premises. If less than all the Premises is taken, Landlord shall promptly repair the Premises as nearly as possible to its condition immediately prior to the taking, unless Landlord elects not to rebuild under Section 18.5. Landlord shall receive the entire award or consideration for the taking.

       20. DEFAULT BY TENANT.
           ------------------

            20.1 Each of the following events is an "Event of Default":

                    (1) Any failure by Tenant to pay Rent on the due date unless such failure is cured within 5 business days after notice by Landlord;

     (2) Tenant vacates (other than temporary vacation during which period Tenant is engaged in. trying to relet the Premises) or abandons the Premises;

          (3) This Lease or Tenant's interest is transferred whether voluntarily or by operation of law except as permitted in Section 14;

          (4) This Lease or any part of the Premises is taken by process of law and is not released within 15 days after a levy;

                    (5) Commencement by Tenant of a proceeding under any provision of federal or state law relating to insolvency, bankruptcy, or reorganization ("Bankruptcy Proceeding");

          (6) Commencement of a Bankruptcy Proceeding against Tenant, unless dismissed within 90 days after commencement;

                    (7) The insolvency of Tenant or execution by Tenant of an assignment for the benefit of creditors; the convening by Tenant of a meeting of its creditors or any significant class thereof for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Tenant generally to pay its debts as they mature, or the occurrence of any of the foregoing with respect to any Guarantor, if any, of Tenant's obligations;

                    (8) The admission in writing by Tenant (or any general partner of Tenant if Tenant is a partnership), that it is unable to pay its debts as they mature or it is generally not paying its debts as they mature;

                    (9) Tenant fails to take possession of the Premises by the 90th day following the Commencement Date (which deadline may be extended by delays beyond the reasonable control of Tenant, provided that Tenant is proceeding with due diligence to complete the Finish Work and move into the Premises);

                    (10) Tenant fails to perform any of its other obligations and non-performance continues for 30 days after notice by Landlord or, if such performance cannot be reasonably had within such 30 day period, Tenant does not in good faith commence performance within such 30 day period and diligently proceed to completion; provided, however, Tenant's right to cure shall not exceed the period provided by Applicable Law;

                    (11) Any event which is expressly defined as or deemed an Event of Default under this Lease.

          20.2 Remedies of Landlord. If an Event of Default occurs, Landlord may then or at any time thereafter, either:

                    (1) (a) Without further notice except as required by Applicable Laws, reenter and repossess the Premises or any part and expel Tenant and those claiming through or under Tenant and remove the effects of both without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of this Lease. Should Landlord reenter or take possession pursuant to legal proceedings or any notice provided for by Applicable Law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part, either alone or in conjunction with other portions of the Building Complex, in Landlord's or Tenant's name but for the account of Tenant, for such periods (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, determines and Landlord may collect the rents therefor, Landlord is not in any way responsible or liable for failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting, but Landlord shall use commercially reasonable efforts to mitigate its damages to the extent required under applicable law. If there is other unleased space in the 4-building Worldgate complex, Landlord may lease such other space without prejudice to its remedies against Tenant. No such reentry or repossession or notice from Landlord shall be construed as an election by Landlord to terminate this Lease unless specific notice of such intention is given Tenant. Landlord reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant notice, in which event this Lease will terminate as specified in the notice.

          (b) If Landlord takes possession of the Premises without terminating this Lease, Tenant shall pay Landlord (i) the Rent which would be payable if repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses reasonably incurred in connection with such reletting, including all repossession costs, brokerage commissions, reasonable attorneys' fees, expenses of employees, alteration, and repair costs (collectively "Reletting Expenses"). If, in connection with any reletting, the new lease term extends beyond the Term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the Reletting Expenses, will be made in determining the net proceeds received from the reletting. In determining such net proceeds, rent concessions will also be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the Rent would have been payable if possession had not been retaken, and Landlord is entitled to receive the same from Tenant on each such day; or

                    (2) Give Tenant notice of termination of this Lease on the date specified and, on such date, Tenant's right to possession of the Premises shall cease and the Lease will terminate except as to Tenant's liability as hereafter provided as if the expiration of the term fixed in such notice were the end of the Term. If this Lease terminates pursuant to this Section, Tenant remains liable to Landlord for damages in an amount equal to the Rent which would have been owing by Tenant for the balance of the Term had this Lease not terminated, less the net proceeds, if any, of reletting of the Premises by Landlord subsequent to termination after deducting Reletting Expenses. Landlord may collect such damages from Tenant monthly on the days on which the Rent would have been payable if this Lease had not terminated and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, if this Lease is terminated, Landlord at its option may recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an amount equal to the worth at the time of termination of the excess, if any, of the Rent reserved in this Lease for the balance of the Term over the then Reasonable Rental Value of the Premises for the same period plus all Reletting Expenses. "Reasonable Rental Value" is the amount of rent Landlord can obtain for the remaining balance of the Term.

            20.3 Cumulative Remedies. Suits to recover Rent and damages may be brought by Landlord, from time to time, and nothing herein requires Landlord to await the date the Term would expire had there been no Event of Default or termination, as the case may be. Each right and remedy provided for in this Lease is cumulative and non-exclusive and in addition to every other right or remedy now or hereafter existing at law or equity, including suits for injunctive relief and specific performance, but in no event is Tenant responsible for consequential damages or lost profit incurred by Landlord as a result of any default by Tenant except as arise in connection with Tenant's failure to surrender the Premises upon the expiration or earlier termination of the Lease. The exercise or beginning of the exercise by Landlord of one or more rights or remedies shall not preclude the simultaneous or later exercise by Landlord of other rights or remedies. All costs incurred by Landlord to collect any Rent and damages or to enforce this Lease are also recoverable from Tenant. If any suit is brought because of an alleged breach of this Lease, the prevailing party is also entitled to recover from the other party all reasonable attorneys' fees and costs incurred in connection therewith.

            20.4 No-Waiver. No failure by Landlord to insist upon strict performance of any provision or to exercise any right or remedy upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any breach constitutes a waiver of any such breach or such provision, except by written instrument executed by Landlord. No waiver shall affect or alter this Lease but each provision hereof continues in effect with respect to any other then existing or subsequent breach thereof.

            20.5 Bankruptcy. Nothing contained in this Lease limits Landlord's right to obtain as liquidated damages in any bankruptcy or similar proceeding the maximum amount allowed by law at the time such damages are to be proven, whether such amount is greater, equal to, or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything in this Section to the contrary, any proceeding described in Section 20.1(5),(6),(7) and (8) is an Event of Default only when such proceeding is brought by or against the then holder of the leasehold estate under this Lease.

          20.6 Late Payment Charge. Any Rent not paid within 5 days after the due date shall thereafter bear interest at 5 percentage points above the Prime Rate or the highest rate permitted by law, whichever is lower, until paid. Any amounts paid by Landlord to cure a default of Tenant which Landlord has the right but not the obligation to do, shall, if not repaid by Tenant within 5 days of demand by Landlord, thereafter bear interest at 5 percentage points above the Prime Rate until paid. "Prime Rate" means that rate announced by Wells Fargo Bank, N.A. as its prime rate on the date closest to the date interest commences. 20.7 Waiver of Jury Trial. Tenant and Landlord waive any right to a trial by jury in suits arising out of or concerning the provisions of this Lease.

      2 1. DEFAULT BY LANDLORD. An event of default by Landlord shall exist if Landlord fails to perform any of its obligations and non-performance continues for 30 days after notice by Tenant or, if such performance cannot be reasonably had within such 30 day period, Landlord does not in good faith commence performance within such 30 day period and diligently proceed to completion. Such notice shall be ineffective unless a copy is simultaneously also delivered in the manner required in this Lease to any holder of a mortgage and/or deed of trust affecting all or any portion of the Building Complex (collectively, "Mortgagee"), provided that prior to such notice Tenant has been notified (by way of notice of Assignment of Rents and Leases, or otherwise), of the address of a Mortgagee. If Landlord fails to cure such default within the time provided, then Mortgagee shall have an additional 30 days following a second notice from Tenant or, if such default cannot be cured within that time, such additional time as may be necessary provided within such 30 days, Mortgagee commences and diligently pursues a cure (including commencement of foreclosure proceedings if necessary to effect such cure). Tenant's sole remedy will be equitable relief or actual damages but in no event is Landlord or any Mortgagee responsible for consequential damages or lost profit incurred by Tenant as a result of any default by Landlord. If a Mortgagee, or transferee under such Mortgage (hereafter defined), succeeds to Landlord's interest as a result of foreclosure or otherwise, such party shall not be: (i) liable for any default, nor subject to any setoff or defenses that Tenant may have against Landlord;
 (ii) bound by any amendment (including an agreement for early termination) without its consent made at any time after notice to Tenant that such Mortgage requires such consent; and (iii) bound by payment of Rent in advance for more than 30 days. Tenant agrees to pay Rent (and will receive credit under this Lease) as directed in any Mortgagee's notice of Landlord's default under the Mortgage reciting that Mortgagee is entitled to collect Rent.
 22. SUBORDINATION AND ATTORNMENT.
     -----------------------------
            22.1 This Lease at Landlord's option will be subordinate to any mortgage, deed of trust and related documents now or hereafter placed upon the Building Complex (including all-advances made thereunder), and to all amendments, renewals, replacements, or restatements thereof (collectively, "Mortgage"). Tenant agrees that no documentation other than this Lease is required to evidence such subordination.
            22.2 If any Mortgagee elects to have this Lease superior to the lien of its Mortgage and gives notice to Tenant, this Lease will be deemed prior to such Mortgage whether this Lease is dated prior or subsequent to the date of such Mortgage or the date of recording thereof.

            22.3 In confirmation of subordination or superior position, as the case may be, Tenant will execute such documents as may be reasonably required by Mortgagee and if it fails to do so within 10 business days after demand, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact and in Tenant's name, place, and stead, to do so.
            22.4 Tenant hereby attorns to all successor owners of the Building, whether such ownership is acquired by sale, foreclosure of a Mortgage, or otherwise.

       23. REMOVAL OF TENANT'S PROPERTY. All movable personal property of Tenant not removed from the Premises upon abandonment, expiration or earlier termination of this Lease shall be conclusively deemed abandoned and may be sold, or otherwise disposed of by Landlord without notice to Tenant and without obligation to account; Tenant shall pay Landlord's expenses in connection with such disposition.


       24. HOLDING OVER: TENANCY MONTH-TO-MONTH. If, after the expiration or termination of this Lease, Tenant remains in possession of the Premises without a written agreement as to such holding over and continues to pay rent and Landlord accepts such rent, such possession is a tenancy from month-to-month, subject to all provisions hereof but at a monthly rent equivalent to 150 % of the monthly Rent paid by Tenant immediately prior to such expiration or termination. Rent shall continue to be payable in advance on the first day of each calendar month. Such tenancy may be terminated by either party upon 10 days' notice prior to the end of any monthly period. Nothing contained herein obligates Landlord to accept rent tendered after the expiration of the Term or relieves Tenant of its liability under Section 17.

       25. PAYMENTS AFTER TERMINATION. No payments by Tenant after expiration or termination of this Lease or after any notice (other than a demand for payment of money) by Landlord to Tenant reinstates, continues, extends the Term, or affects any notice given to Tenant prior to such payments. After notice, commencement of a suit, or final judgment granting Landlord possession of the Premises, Landlord may collect any amounts due or otherwise exercise Landlord's remedies without waiving any notice or affecting any suit or judgment.

       26. STATEMENT OF PERFORMANCE. Tenant agrees at any time upon not less than 10 days' notice to execute and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified stating the modifications); that there have been no defaults by Landlord or Tenant and no event which with the giving of notice or passage of time, or both, would constitute such a default (or, if there have been defaults, setting forth the nature thereof); the date to which Rent has been paid in advance and such other information as Landlord requests. Such statement may be relied upon by a prospective purchaser of Landlord's interest or Mortgagee. Tenant's failure to timely deliver such statement is conclusive upon Tenant that: (i) this Lease is in full force and effect without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance; and (iii) not more than 1 month's Rent has been paid in advance. Upon request, Tenant will furnish Landlord an appropriate resolution confirming that the party signing the statement is authorized to do so. Any such statement shall be substantially in the form attached hereto as Exhibit G with such additional provisions or changes as may be reasonably required by the party intending to rely on such statement.

       27. MISCELLANEOUS.
           --------------

            27.1 Transfer by Landlord. The term "Landlord" means so far as obligations of Landlord are concerned, only the owner of the Building at the time in question and, if any transfer of the title occurs, Landlord herein named (and in the case of any subsequent transfers, the then grantor) is automatically released from and after the date of such transfer of all liability as respects performance of any obligations of Landlord thereafter to be performed. Any funds in Landlord's possession at the time of transfer in which Tenant has an interest will be turned over to the grantee and any amount then due Tenant under this Lease will be paid to Tenant.

            27.2 No Merger. The termination or mutual cancellation of this Lease will not work a merger, and such termination or cancellation will at the option of Landlord either terminate all subleases or operate as an automatic assignment to Landlord of such subleases.

          27.3 Common Area Use. Landlord may use any of the Common Areas for the purposes of completing or making repairs or alterations in any portion of the Building Complex; subject to the provisions of Section 11.

            27.4 Independent Covenants. This Lease is to be construed as though the covenants between Landlord and Tenant are independent and not dependent and Tenant is not entitled to any setoff of the Rent against Landlord if Landlord fails to perform its obligations; provided, however, the foregoing does not impair Tenant's right to commence a separate suit against Landlord for any default by Landlord so long as Tenant complies with Section 21.

            27.5 Validity of Provisions. If any provision is invalid under present or future laws, then it is agreed that the remainder of this Lease is not affected and that in lieu of each provision that is invalid, there will be added as part of this Lease a provision as similar to such invalid provision as may be possible and is valid and enforceable.

            27.6 Captions. The caption of each Section is added for convenience only and has no effect in the construction of any provision of this Lease.

            27.7 Construction. The parties waive any rule of construction that ambiguities are to be resolved against the drafting party. Any words following the words "include," "including," "such as," "for example," or similar words or phrases shall be illustrative only and are not intended to be exclusive, whether or not language of non-limitation is used.

            27.8 Applicabili1y. Except as otherwise provided, the provisions of this Lease are applicable to and binding upon Landlord's and Tenant's respective heirs, successors and assigns. Such provisions are also considered to be covenants running with the land to the fullest extent permitted by law.

            27.9 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of Tenant and agree, upon request, to deliver Landlord a resolution, similar document, or opinion of counsel to that effect.

            27.10 Severability. If there is more than one party which is the Tenant, the obligations imposed upon Tenant are joint and several.

            27.11 Acceptance of Keys, Rent or Surrender. No act of Landlord or its representatives during the Term, including any agreement to accept a surrender of the Premises or amend this Lease, is binding on Landlord unless such act is by a partner, member or officer of Landlord, as the case may be, or other party designated in writing by Landlord as authorized to act. The delivery of keys to Landlord or its representatives will not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant of a lesser amount than the entire Rent owing is other than on account of such Rent nor is any endorsement or statement on any check or letter accompanying payment an accord and satisfaction. Landlord may accept payment without prejudice to Landlord's right to recover the balance or pursue any other remedy available to Landlord.

            27.12 Building Name and Size. Landlord may as it relates to the Building and Building Complex: change the name, increase the size by adding additional real property (to the extent such additional real property is included in the planned 4 building complex consistent with the Final Development Plan Amendment ("FDPA") that received approval prior to the execution hereof), construct other buildings or improvements (consistent with the FDPA), change the location and/or character, or make alterations or additions; provided, however, that (i) Landlord shall not revise the Site Plan for Worldgate Plaza I and 11 that has already been approved by governmental authorities, (ii) Landlord shall not materially alter the exterior of Worldgate Plaza I and 11 as provided in Landlord's Drawings, and (iii) Landlord shall not rename the Building unless such new name is either the address of the Building or a substitute name approved by Tenant. If additional buildings are constructed or the size is increased, Landlord and Tenant shall execute an amendment which incorporates any necessary modifications to Tenant's Pro Rata Share (provided that such modifications shall not increase Tenant's Pro Rata Share percentage as determined in accordance with the Addendum). Tenant may not use the Building's name for any purpose other than as part of its business address without Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall have the right to use photographs of the Building and the Building address in its marketing and advertising provided that such Landlord shall have a right to require Tenant to discontinue such use if Landlord determines that such use is not, in Landlord's reasonable opinion, consistent with the first class image of the Building.

            27.13 Diminution of View. Tenant agrees that no diminution of light, air, or view from the Building entitles Tenant to any reduction of Rent under this Lease, results in any liability of Landlord, or in any way affects Tenant's obligations.

            27.14 Limitation of Liability. Notwithstanding anything to the contrary contained in this Lease, Landlord's liability is limited to Landlord's interest in the Building and the Security Deposit; by execution in the provision provided below, Landlord agrees that it shall be liable for, the application of the Deposit in accordance with the terms of this Lease until such Deposit is applied strictly in accordance with the terms of this Lease, returned or released to Tenant (or at Tenant's request), or the Deposit is delivered to a purchaser or successor-in-interest to Landlord as owner of the Building or Landlord's Mortgagee that assumes the obligations of Landlord with respect to such Deposit.

          27.15 Non-Reliance. Tenant confirms it has not relied on any statements, representations, or warranties by Landlord or its representatives except as set forth herein.

          27.16 Written Modification. No amendment or modification of this Lease is valid or binding unless in writing and executed by the parties.

            27.17 Lender's Requirements. Tenant will make such modifications to this Lease as may hereafter be required to conform to any lender's requirements, so long as such modifications do not increase Tenant's obligations or materially alter its rights.

            27.18 Effectiveness. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option to lease and it is not effective unless and until execution and delivery by both Landlord and Tenant.

            27.19 Survival. This Lease, notwithstanding expiration or termination, continues in effect as to any provisions requiring observance or performance subsequent to termination or expiration.

            27.20 Time of Essence. Time is of the essence herein.
                  -----------------

            27.21 Rules and Regulations. If rules and regulations are attached hereto, they are a part of this Lease and Tenant agrees that Tenant and Tenant's Agents shall at all times abide by such rules and regulations.

            27.22 Recording. Tenant will not record this Lease. Recording of the Lease by or on behalf of Tenant is an Event of Default. Upon approval of a form of memorandum of lease by Landlord and Tenant, either party may record such form and shall cooperate in evidencing the expiration or earlier termination, if applicable, under the applicable recording statutes.

       28. AUTHORITIES FOR ACTION AND NOTICE.
           ----------------------------------

            28.1 Unless otherwise provided, Landlord may act through Landlord's Building Manager or other designated representatives from time to time.

            28.2 All notices or other communications required or desired to be given to Landlord must be in writing and shall be deemed received when delivered personally to any officer, partner, or member of Landlord (depending upon the nature of Landlord) or the manager of the Building (the "Building Manager") whose office is in the Building, or when deposited in the United States mail, postage prepaid, certified, return receipt requested, addressed as set forth in Section

 1.10 . All notices or communications required or desired to be given to Tenant shall be in writing and deemed duly served when delivered personally to any office, partner, or member of Tenant (depending upon the nature of Tenant), individually if a sole proprietorship, or when deposited in the United States mail, postage prepaid, certified, return receipt requested, addressed to the appropriate address set forth in Section 1. 13. Either party may designate in writing served as above provided a different address to which notice is to be mailed. The foregoing does not prohibit notice from being given as provided in the rules of civil procedure, as amended from time to time, for the state in which the Real Property is located.

      29. PARKING. Landlord shall control parking in the Parking Garage by Tenant's employees and employees of tenants in Plaza 11 by issuance of parking passes; Landlord will make available the number of parking spaces set forth in
 Section 1.9 without charge for parking by Tenant's employees by issuing passes to employees designated by Tenant for the applicable number of spaces. Landlord shall have the right to control or limit parking by visitors to the Building in a manner consistent with policies at similar first-class buildings in the suburban northern Virginia area; the visitor spaces for Tenant shall be in the surface spaces adjacent to the entry to the Building, as shown on the site plan attached as Exhibit J (which spaces shall be a portion of the 322 spaces allocated to Tenant in accordance with Section 1.9) designated by signage as visitor parking spaces for Tenant's visitors only (but Landlord shall have no obligation to police the use of such spaces); the remaining parking spaces shall be in the parking garage located in the lower level and the 1st through 4th floors of the Building and of the Plaza II Building (the "Parking Garage") and in surface parking spaces in the Building Complex. All Tenant's parking spaces shall be in and out, non-assigned (except for the reserved spaces as provided in Section 1.9). Landlord shall designate Tenant's reserved parking spaces within the portion of the Parking Garage located within the footprint of the Building. Notwithstanding the above, Landlord's inability to make such spaces available at any time for reasons beyond Landlord's reasonable control is not a material breach by Landlord of its obligations hereunder and Tenant has no rights to use the parking garage except as provided in this Section. If Landlord is unable to make all such spaces available for reasons beyond Landlord's reasonable control, Landlord shall take reasonable steps to make all such spaces available as provided herein. All vehicles parked in the parking facilities and the personal property therein shall be at the sole risk of Tenant, Tenant's Agents and the users of such spaces and Landlord shall have no liability for loss or damage thereto for whatever cause.

       30. SUBSTITUTE PREMISES. [Intentionally deleted]
           ---------------------

       3 1. BROKERAGE. Tenant represents it has not employed any broker with respect to this Lease and has no knowledge or any broker's involvement in this transaction except those listed in Sections 1. 14 and 1. 15 (collectively, the "Brokers") which Brokers' commissions are being paid by Landlord under separate written agreement and Landlord shall indemnify Tenant against any expense incurred by Tenant as a result of any claim for commissions or fees by the Brokers for which Landlord is responsible under such agreement. Tenant shall indemnify Landlord against any expense incurred by Landlord as a result of any claim for commissions or fees by any other broker, finder, or agent, whether or not meritorious, employed by Tenant or claiming by, through, or under Tenant, other than the Brokers. Tenant acknowledges Landlord is not liable for any representations by the Brokers regarding the Premises, Building, Building Complex, or this Lease.

       32. COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any one or more counterpart signature pages may be removed from one counterpart of the Lease and annexed to another counterpart of the Lease to form a completely executed original instrument without impairing the legal effect of the signature thereon.

          33. ADDENDUM/EXHIBITS. Any Addenda and/or Exhibits referred to herein and attached hereto are incorporated herein by reference.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written and it is effective upon delivery of a fully-executed copy to Tenant.

 ONEPOINT COMMUNICATIONS CORP., a        WGP ASSOCIATES, LLC, a Virginia limited
 liability
 Delaware corporation                    company
 By:  ____________________________
 Print Name: _____________________       By:
 Print Title: ______________________
                                           Authorized Signatory

                                                      "Landlord"
 ATTEST:

 Print Name: _____________________
Print Title: _______________________


                  "Tenant"

                                    ADDENDUM


       THIS ADDENDUM is to that certain lease agreement (the "Lease") by and between WGP ASSOCIATES, LLC, a Virginia limited liability company ("Landlord"), and ONEPOINT COMMUNICATIONS CORP., a Delaware corporation ("Tenant"), with respect to approximately 80,582 rentable square feet of space (the "Premises") in the Building. In the event of any conflict between the terms and provisions of the Lease and the terms and provisions of this Addendum, the terms and provisions of this Addendum shall control.


       1. Landlord and Tenant agree that, upon completion of the Final Working Drawings (as defined in the Work Letter) for the Premises, Landlord shall have Landlord's Architect remeasure the Premises to determine and certify to Landlord and Tenant the rentable square footage of the Premises to be determined by measuring the usable area in accordance with the modified Washington, D.C. Association of Realtors, Inc. Standard Method of Measure and applying a rentable/usable factor of 11. 86 % as to full floor tenancies. If such measurement differs from the square footage set forth herein, the Base Rent (based on annual per rentable square foot rates set forth in Section 1.4), the Allowance, if applicable, and the number of parking spaces to which Tenant is entitled shall be revised to reflect such calculation and such revised numbers.

       2. Landlord is the owner of an adjacent parcel of land known generally as Worldgate Parcel 12 on which Landlord may build an additional office building ("Plaza 111"). If Landlord (or any successor which is owner of both the Real Property and owner of Worldgate Parcel 12 at such time) as such owner of Worldgate Parcel 12, elects to proceed with construction of an office building on the Plaza III site, Landlord agrees to offer to lease space to Tenant in Plaza III in accordance with the following provisions:

            A. Prior to initial leasing of the 5th and 6th floors in Plaza III, Landlord shall give notice to Tenant (the "Offer Notice") of Landlord's desire to lease such floors to Tenant (the "RFO Space"), provided that, if Landlord desires at such time to offer a portion or all of the 5th and 6th floors to another proposed tenant in conjunction with leasing other space in Plaza 111, Landlord shall have a right to identify all of the space being proposed to be leased as well (such space, including the applicable portions of the 5th and 6th floors and the space outside those floors is referred to collectively as the "Additional Space"). Tenant has 10 calendar days after receipt of Landlord's Offer Notice within which to notify Landlord if it elects to exercise its Right of Offer as to (i) the RFO Space (if there is no Additional Space identified in the Offer Notice) or (ii) the Additional Space (if the Additional Space is identified). Tenant must take all of the Additional Space if identified in the Offer Notice or must take all of the RFO Space (if no Additional Space is identified), but Tenant may not elect to take only a portion thereof. If there is Additional Space set forth in the Offer Notice and Tenant elects to lease the Additional Space, Tenant shall have a right to also take the balance of the 5th and 6th floors not included in the Additional Space. The space Tenant elects to lease, in accordance with the foregoing provisions, as set forth in Tenant's responsive notice ("Tenant's Election Notice") shall be deemed the "Offer Space." :

            B. If Tenant does not timely notify Landlord, it will be conclusively presumed that Tenant has waived its Right of Offer as to the RFO Space, Landlord shall be free to lease the RFO Space to anyone whom it desires and Tenant will have no further rights to the RFO Space, provided, however, that if after Tenant waives its right as to any such Offer Space Landlord desires to lease the Offer Space to a prospective tenant on materially more beneficial terms than provided in Landlord's Offer Notice, Landlord shall re-offer the Offer Space on such changed terms to Tenant before leasing to a third party. For purposes of this Addendum: "more beneficial terms" means an effective rental rate (taking into account amortization of allowances and rent credits on a straight line basis over the applicable term) which is less than the rate set forth in Landlord's Offer Notice; "materially more beneficial terms" means an effective rental rate (taking into account amortization of allowances and rent credits on a straight line basis over the applicable term) which is 90% or less than the rate set forth in Landlord's Offer Notice.

 C. The Offer Notice shall include lease term, rental rate, finish allowance, terms and conditions that Landlord desires offer to lease the respective space to third parties (including finish allowance and lease p revisions), but in no event shall the rental rate be less than the per square foot rental rate that Tenant is paying for the Premises. Except as set forth in Landlord's Offer Notice, the provisions of this Lease shall be applicable to such space and, at Landlord's option, evidenced either in a separate lease or, if mutually agreed by Landlord and Tenant, amendment to this Lease; however, the provisions of this Addendum shall not be applicable to such space and provisions regarding services, calculation of Operating Expenses and other provisions applicable to such separate building shall be subject to separate determination and calculation consistent with other leases of space in Plaza III. Except any finish allowance and work letter provisions referred to in the Offer Notice, all costs of preparing the space for Tenant's occupancy, including costs of compliance with Applicable Laws (except for compliance that is the obligation of Landlord under such work letter), will be paid by Tenant. I

            D. Tenant's rights under this Paragraph 2 are conditioned on: (i) Tenant not being in default under the Lease at the time it delivers Tenant's Election Notice or on the date that Tenant's occupancy of the Offered Space is scheduled to commence; (ii) Tenant not having vacated or subleased more than 25% of the Premises or assigned its interest in the Lease (except as permitted under Section 14.7) at the time it exercises the Right of Offer or on the date that Tenant's occupancy of the Offered Space is scheduled to commence; and
 (iii) there being at least 2 years remaining in the Term. Notwithstanding the foregoing, if there are less than two years remaining in the Term but Tenant's rights under this paragraph would otherwise be available to Tenant and an option to extend the Term is available to Tenant hereunder, Tenant may exercise its rights under this Paragraph provided that Tenant simultaneously exercises its option to extend the term of the Lease. Tenant's rights under this paragraph are personal to Tenant and may not be assigned (except as permitted under Section 14.7) and upon an assignment of the Lease (except as permitted under Section 14.7), this Paragraph is null and void.

       3. Landlord grants Tenant an option (the "Option") to extend the term of the Lease for not more than 2 additional terms of 5 years each (the "Option Term(s)"). The Option applies to the entirety of the Premises at such time and is on the following conditions:

            A. Notice of Tenant's interest in exercising the Option for the respective Option Term must be given to Landlord no earlier than 15 months and no later than 9 months prior to the expiration of the Initial Term or then-current Option Term, as applicable ("Tenant's Notice"). Not later than 30 days after receiving Tenant's Notice, Landlord will notify Tenant of the Base Rent applicable during the respective Option Term and any allowances or concessions to be granted by Landlord ("Landlord's Notice").

            B. Tenant shall have 15 days following Tenant's receipt of Landlord's Notice within which to exercise the Option for the respective Option Term by delivering written notice of such exercise to Landlord at the Base Rent, allowances and concessions, if any, set forth in Landlord's Notice or delivering notice of such exercise but reserving the right to final determination of the Base Rent to be paid in accordance with subparagraphs E below ("Tenant's Dispute Notice"). If Tenant timely exercises the Option for the respective Option Term, the Lease shall be deemed extended and thereafter the parties shall execute an amendment to the Lease setting forth the extension for the Option Term and the rental rate applicable upon determination of the Base Rent applicable in accordance with subparagraph E below.

            C. Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, it will be conclusively deemed that Tenant has not exercised the Option and the Lease will expire in accordance with its terms on the expiration of the Initial Term or then-current Option Term, as applicable.

            D. Tenant's rights pursuant to this Paragraph are personal to Tenant and may not be assigned except an assignment permitted under Section 14.7. Tenant's right to exercise the Option is conditioned on: (i) there not being an Event of Default by Tenant at the time of exercise or at the time of commencement of the Option Term; (ii) Tenant not having subleased or vacated more than 25 % of the Premises or assigned its interest under the Lease as of the commencement of the Option Term (except as permitted under Section 14.7); and (iii) Tenant having the financial ability to perform its obligations under the Option Term. Upon an assignment of the Lease (except an assignment permitted under Section 14.7), this Paragraph is null and void.

            E. Following delivery of Tenant's Dispute Notice, Landlord and Tenant shall promptly initiate negotiations to determine a mutually acceptable Base Rent. If the parties mutually agree upon a Base Rent rate, such agreed rate shall be the Base Rent rate applicable during the Option Term. If the parties have not agreed upon the terms as of the 20th day after the date of Tenant's Dispute Notice, then Landlord and Tenant shall, within thirty (30) days after Tenant's delivery of Tenant's Dispute Notice agree upon a qualified commercial real estate broker of good reputation, having at least five (5) years' experience in the northern Virginia real estate market; if Landlord and Tenant cannot agree upon the broker, then they shall each select, within the foregoing twenty-day period, a real estate broker who meets the above qualifications and together such brokers will then select as the arbitrator a real estate broker who meets the above qualifications (the broker selected shall be deemed the "Arbitrator" hereunder). Within ten (10)) days of selection of the Arbitrator, Landlord and Tenant each shall state, in writing, their determination of the Prevailing Market Rental Rate supported by the reasons therefor and shall make counterpart copies for each other and the Arbitrator, under an arrangement for simultaneous exchange of the determinations. The Arbitrator will review each party's declaration of the Prevailing Market Rental Rate and select the one which he determines most accurately reflects such Arbitrator's determination of the Prevailing Market Rental Rate. The Arbitrator shall have no right to propose a middle ground or any modifications of either of the two proposed resolutions. The Base Rent to paid during the Option Term shall be the Prevailing Market Rental Rate so determined and Tenant shall have the right to receive the allowance and concessions, if any, set forth in Landlord's Notice. The costs incurred in connection with engaging the Arbitrator shall be shared equally by Landlord and Tenant, and shall be determined at the time the Arbitrator is selected. For purposes of this Paragraph, Prevailing Market Rental Rate shall mean the annual amount per square foot (including the then-current Operating Expenses) that a willing tenant would pay and a willing landlord would accept following arms-length negotiations with respect to an "Assumed Lease" (as defined below) under the circumstances then obtaining. "Assumed Lease" means (i) a lease or renewal having a commencement date within 6 months of Tenant's Notice for space of approximately the same ' size as the Premises of the Building or a "Comparable Building," as hereinafter defined, located in a portion of the Building or such Comparable Building, and with a view and floor height similar to the portion of the Premises for which Prevailing Market Rental Rate is being determined, for a term equal in length to the Option Term; (ii) assuming that a real estate commission is payable with respect to such lease to the extent a third-party commission with respect to extension is agreed or obligated to be paid by Landlord; and (I ii) taking into consideration and making adjustment to reflect allowances and concessions provided in Landlord's Notice, if any, and the use of the Base Operating Expenses provided in Section 1.5 during the Option Term. "Comparable Building" shall mean any existing building or building hereafter constructed in the Dulles corridor of northern Virginia which is of a size, location, quality and prestige comparable to, and with a size and efficiency of floor plate, amenities, and with tenants of a stature reasonably comparable with the Building, provided that appropriate adjustments shall be made to adjust for differences in the size, location, age, efficiency of floorplate, and quality between such other buildings and the Building.

          F. After exercise as to the respective Option Terms or failure to exercise the Option, Tenant shall have no further rights to extend the Term.

       4. In accordance with the Work Letter, as part of the Finish Work, Tenant shall have the right to have signage installed on a monument to be constructed by Landlord, which monument shall be constructed at Landlord's cost; such signage shall be subject to approval by Landlord of the exact location and details, which approval shall not be unreasonably withheld, conditioned or delayed, all of which approvals shall be diligently pursued by Landlord. Further, the monument and Tenant's signage on the monument is subject to approval under Applicable Law and under the declaration of protective covenants applicable to the Real Property (the "Declaration"). The monument, which shall be designed and constructed by Landlord at Landlord's cost, is intended for a building name/address identifier for the entire 4 tower Worldgate Plaza 1, 11, 111, and IV complex and for tenants of the complex, and notwithstanding the above, is not exclusively for Tenant's signage; however, Tenant shall have the right to use 25 % of such monument signage area; the monument shall not be used for Tenant's signage if only the Building name/address identifier is permitted on such monument under the Declaration and Applicable Law. The costs for the design, fabrication and installation of such Tenant's signage shall be borne by Tenant

  (subject to the allowance provisions of the Work Letter). Tenant will bear the costs of removal of any signage at the termination or expiration of the Lease, including restoring or repairing damages to the monument caused by such removal to the condition at the time of installation. In addition, if Landlord is required at any time to remove any signage, including any approved signage, due to any Applicable Law or if Tenant elects to remove or change the signage at any time, Tenant shall bear the costs of such change or removal. Tenant will be responsible at its cost to maintain its signage in reasonably good condition acceptable to Landlord at Landlord's reasonable discretion; Landlord shall maintain the monument as part of the Common Areas and shall require other tenants to maintain their respective signage. In addition to the monument signage, Tenant shall have the right to install a corporate identification sign on the exterior of the Building facing the Dulles Toll/Access Roads out of the Allowance or, if there is no balance of the Allowance available, at Tenant's expense; Landlord shall not install or permit to be installed by any tenant of another building any other such identification signage on the Building except signage identifying the name or address number of the Building. Such Building signage shall be subject to approval (including with respect to location, style, size, material, and method of application) by Landlord which approval shall not be unreasonably withheld, conditioned or delayed, under Applicable Laws and under the Declaration (which approvals shall be diligently pursued by Landlord. Tenant shall not otherwise affix signage to the outside of the Building and no signage shall be affixed to the inside of the Building that is visible outside the Building without the approval of Landlord, which approval shall not be unreasonably withheld or delayed. Landlord shall erect signage at the Real Property, in connection with construction of the Building, announcing Tenant's occupancy of the Building. The rights granted to Tenant pursuant to this Paragraph are personal to Tenant and any assignees (except an assignee permitted under Section 14.7) or subtenants of Tenant have no rights under this Section.

       5. During the Term, Tenant shall have a right to use the roof of the Building for the purpose of installing, maintaining and operating on a portion of the roof of the Building ("Roof'), the actual location to be designated by Landlord, in Landlord's reasonable discretion ("Roof Space"), non-penetrating (or alternative attachment methods approved by Landlord) microwave/satellite dishes and antennae, not to exceed one meter in diameter or height (the "Dishes"), and (2) screening, equipment, conduits, cables and materials to be located on the Roof Space or in other parts of the Building serving the Dishes (collectively, the "Related Equipment") in accordance with the terms of this Section. All costs and expenses related to installation (including costs of acquiring any required permits therefor or approvals under the Declaration), maintenance, operation and removal of the Dishes and Related Equipment shall be borne by Tenant but Tenant shall not pay any additional fee or Rent for use of the Dishes and the Related Equipment under this Lease. Landlord shall not license to others the right to use the roof for dishes or other communications devices without the prior consent of Tenant, which consent shall not be unreasonably withheld with respect to Landlord's licensing of roof space for purposes of accommodating other tenants in the Worldgate Plaza 1, 11, 111 and IV complex, provided that such use cannot reasonably be accommodated elsewhere in the complex, the dishes or devices do not include visible signage, and such tenants' use does not interfere with Tenant's existing or planned usage of the roof.

            A. Tenant will not use the Roof for any purpose other than operation of the Dishes and Related Equipment for Tenant's business operations, but shall not have any right to license or otherwise provide use of the Dishes and Related Equipment to others. Tenant's Agents agree to be accompanied at all times by Landlord's designated representative when access to the Roof Space or Related Equipment areas is necessary for installation, repair and maintenance; Landlord will make such representative available upon reasonable prior notice. Tenant will make every reasonable effort to minimize the number of service calls made to the Roof Space or Related Equipment areas and will enter such only for required maintenance or in case of an emergency. Tenant must secure and maintain at all times all required approvals and permits of the Federal Communications Commission and all other governmental bodies having jurisdiction over its business, including its communications, operations and facilities. Landlord may terminate Tenant's right to use the Roof under this Section upon notice to Tenant, if: (a) Landlord reasonably determines that such installation or use materially interferes with the operation of machinery and apparatus of the Building, such as the elevators, and Tenant fails to remedy such condition within 8 hours after notice; or (b) it is found by public authority having jurisdiction over the Building that the installation and use constitute a nuisance or hazard to the public or to the occupants of the Building; or (c) Landlord reasonably determines that the use of such Dish interferes with the use of any tenant's equipment or data processing machines in the in Plaza II or surrounding areas and Tenant fails to remedy such situation within 8 hours after notice to Tenant; or (d) this Lease expires or is terminated.

            B. Upon expiration or earlier termination, Tenant will, at its sole cost and expense, remove the Dishes and the Related Equipment and return the Roof Space to the condition existing prior to such installation. Tenant will keep and maintain the Dishes and the Related Equipment in good condition and repair, at its sole expense, in a manner that does not conflict or interfere with the use of other facilities installed in the Building or on the Roof. Further, Tenant will not damage or permit damage to the Roof or the Building in conjunction with the Dishes and the Related Equipment. The Dishes and Related Equipment will be of types and frequencies that do not cause interference with other equipment or operations in the Building, Plaza 11, or surrounding areas.

            C. All transmitters must be equipped with any transmitter isolator device necessary to minimize spurious radiation. If the Dishes or the Related Equipment causes interference, Tenant will take all steps necessary to eliminate the interference. Notwithstanding anything to the contrary set forth in the default section of the Lease, if the interference is not eliminated, as reasonably determined by Landlord, within 8 hours after Tenant receives Landlords notice thereof, Tenant will be liable for all of Landlord's actual damages (excluding consequential damages) resulting therefrom and will temporarily disconnect and shut down the Dishes (except for intermittent operation for the purpose of correcting the interference) until the interference is eliminated and Tenant shall indemnify Landlord for all claims of third parties with respect to such interference. If Tenant fails to cease operations at the request of Landlord, Landlord will be entitled to injunctive relief and the cost of obtaining such relief will be paid by the prevailing party. Landlord makes no warranty that the Roof Space is suitable for the Dishes or that it will perform according to Tenant's requirements.

            D. Landlord and its agents, employees, contractors or anyone else permitted by Landlord to be on the Roof may from time to time repair, replace, maintain, or install additional improvements or fixtures on the Roof. If Landlord permits other licensees to install other rooftop equipment, Landlord shall use reasonable efforts to coordinate such installation with Tenant so as to minimize the likelihood of such other equipment interfering with Tenant's operations and Landlord shall not permit third parties to install equipment (other than equipment necessary for operation of the Building) that interferes with Tenant's operations. Tenant will cooperate in any repair, replacement, maintenance and installation as reasonably required by Landlord from time to time.

            E. Tenant will, at Tenant's sole cost and expense, comply with all Applicable Laws, or the requirements of Landlord's insurance underwriters relating to the installation, maintenance, height, location, use, operation, and removal of said Dishes and Related Equipment and indemnify Landlord against any loss, cost, or expense incurred resulting from the installation, maintenance, operation, or removal of said Dishes and Related Equipment. Landlord makes no representation that Applicable Laws permit the installation or operation of the Dishes or Related Equipment.

            F. The insurance required to be carried by Tenant under Section 16.2 shall provide coverage with respect to the ownership, operation and use of the Dishes and the Related Equipment. Landlord has no responsibility or liability for damage to the Dishes or the Related Equipment.

       6. Tenant shall have the right to install a supplemental generator (the "Generator") to provide emergency additional electrical capacity to the Premises in accordance with the following provisions:

             A. The Generator shall be a diesel-powered generator with an above ground fuel tank integrated into the generator equipment (not a free-standing tank) (the "Tank") to provide fuel to such Generator. The Generator is anticipated to be placed at a location at the Property in the parking garage or at an exterior location specified by Landlord; Landlord shall specify the final location following Landlord's final approval of the Generator specifications and all necessary governmental and regulatory approval. Notwithstanding the foregoing, Tenant's right to install the Generator shall be subject to Landlord's reasonable approval of the manner in which the Generator, including Tank, are installed, the manner in which any cables are run to and from the Generator to the Premises and the measures that will be taken to eliminate any vibrations or sound disturbances from the operation of the Generator. Landlord shall have the right to require an acceptable enclosure to hide or disguise the existence of the Generator and to minimize any adverse effect that the installation of the Generator may have on the appearance of the Building and Property. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Generator and Tank. Tenant shall also be responsible for the cost of all utilities consumed in the operation of the Generator.

            B. Tenant shall be responsible for assuring that the installation, maintenance, operation and removal of the Generator, including Tank, will in no way damage the Building or Property. Tenant agrees to be responsible for any damage caused to the Building or Property in connection with the installation, maintenance, operation or removal of the Generator and, in accordance with the terms of Section 16 of the Lease, to indemnify, defend and hold Landlord harmless from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord, the Building Manager, or Mortgagee in connection with the installation, maintenance, operation or removal of the Generator and Tank, including, without limitation, any environmental and hazardous materials claims.

            C. Tenant shall be responsible for the installation, operation, cleanliness, maintenance and removal of the Generator, Tank and appurtenances, all of which shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the termination of the Lease; provided, however, that Tenant shall have the right to leave such equipment on the Property if approved by Landlord prior to expiration or earlier termination of the Lease. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the Generator and appurtenance were attached. Such maintenance and operation shall be performed in a manner to avoid any unreasonable interference with any other tenants or Landlord. Tenant agrees to maintain the Generator, including without limitation, any enclosure installed around the Generator in good condition and repair. Tenant shall be responsible for performing any maintenance and improvements to any enclosure surrounding the Generator so as to keep such enclosure in good condition.

            D. Subject to the reasonable rules and regulations adopted by Landlord, Tenant shall have access to the Generator and its surrounding area for the purpose of installing, repairing, maintaining and removing said Generator.

          E. Tenant shall only test the Generator before or after normal business hours and upon prior notice to Landlord.

       7. In accordance with Landlord's Drawings (as referred to in the Work Letter), three 4 inch conduits shall be available to provide telecommunications connections from the public right-of-way adjacent to the Building , one of which has been made available to Bell Atlantic for connections, and four 4 inch vertical risers shall be available within the Building for such services. In addition to the conduits reflected in Landlord's Drawings, Landlord shall install a 4 inch conduit connecting telephone closets on the 5' floors of Plaza II and Plaza I (the Building). Subject to Applicable Laws and necessary governmental approvals, Tenant, at Tenant's sole cost and expense, shall have the right to contract for the provision of telecommunications through such conduits and risers during the Term and to install additional conduit for telecommunications fiber to the Building (in locations subject to Landlord's reasonable approval) and to install additional risers within the Building (in locations subject to Landlord's reasonable approval). Landlord shall cooperate with Tenant to the extent reasonably required to obtain such services, but Landlord shall not be obligated to incur additional obligations or incur costs (unless such actual costs are borne by Tenant).

       IN WITNESS WHEREOF, the parties hereto execute this Addendum.

 ONEPOINT COMMUNICATIONS CORP., a       WGP ASSOCIATES, LLC, a Virginia limited
 liability
 Delaware corporation                   company

 By:  _____________________________    By:  _____________________________
 Print Name: ______________________
 Authorized Signatory
 Print Title: _______________________
 "Landlord"


 ATTEST:
 By:  _____________________________
 Print Name: ______________________
 Print Title: _______________________

                         "Tenant"






 By:
 Print Name: Print Title:

                           "Tenant"

                                    WORLDGATE
                                      PLAZA
                                        I

 DAVIS -CARTER -SCOTT                              TYPICAL OFFICE FLOOR 5,6,7,8
 07/06/99

[GRAPHIC OMITTED][GRAPHIC OMITTED]
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 E-4
 ~-q
 1 0     a I    f 0
 L L
     WORLDGATE PLAZA I ENTRY
 A
 I I    I    I,
 WORLDGATE PLAZA I & 11 D A V I S C A R T E R S C 0 T T PARKING LEVEL TWO & FACE ONE SITE PLAN "WORLDGATE PLAZA I[ --WORLDGATE PLAZA 11 ENMY
     N
       06/28/99

                                    EXMBIT B
                                    TO LEASE

                                      REAL
                                    PROPERTY

 Parcel 28-A as shown on the plat entitled "Plat of Subdivision and Dedication of Various Easements through the property of Worldgate Associates Limited Partnership" attached to that certain Deed of Subdivision and Easement, by and between Worldgate Associates Limited Partnership and The Town of Herndon, dated August 27, 1998 and recorded September 29, 1998 in Deed Book 10587, page 129, among the Land Records of Fairfax County, Virginia

                                    EXMBIT C
                                    TO LEASE

                                    OPERATING
                                    EXPENSES

          6.1 Definitions. The additional terms below have the following meanings in this Lease:

                    (1) "Base Operating Expenses" means an amount equal to the Operating Expenses for the calendar year identified as the Base Year in Section 1.5, as determined by Landlord in accordance with this Exhibit C. Tenant acknowledges Landlord has not made any representations or warranties that the Base Operating Expenses will equal any specified amounts (any estimates provided by Landlord are non-binding estimates only).

                    (2) " Landlord's Accountants" means that individual or firm employed by Landlord from time to time to keep the books and records for the Building Complex, and/or to prepare the federal and state income tax returns for Landlord with respect to the Building Complex, which books and records shall be certified to by a representative of Landlord. All determinations made hereunder shall be made by Landlord's Accountants unless otherwise stated.

                    (3) "Rentable Area" means 80,582 rentable square feet of space. If the total rentable area changes as a result of remeasurement in accordance with the Addendum, Landlord's Accountants shall make such adjustments in the computations as are necessary to provide for such change.

                    (4) "Tenant's Pro Rata Share" means the percentage set forth in Section 1.5. If Tenant, at any time during the Term, leases additional space in the Building or if the Rentable Area is adjusted in accordance with the Addendum, Tenant's Pro Rata Share shall be recomputed by dividing the total rentable square footage of space then leased by Tenant (including any additional space) by the Rentable Area and the resulting figure shall also become Tenant's Pro Rata Share. If Tenant leases additional space in another building in the Building Complex in accordance with the Addendum or (3) above, the operating expenses to be borne by Tenant with respect to such space shall be determined in accordance with the Lease document adding or otherwise leasing such space.

                    (5) "Operating Expense Year" means each calendar year during the Term, except that the first Operating Expense Year shall be calendar year 2000 and the last Operating Expense Year begins on January I of the calendar year in which this Lease expires or is terminated and ends on the date of such expiration or termination. If an Operating Expense Year is less than twelve
 (12) months, Operating Expenses for such year-shall be prorated.

                    (6) "Operating Expenses" means all operating expenses of any kind or nature which are in Landlord's reasonable judgment necessary, appropriate, or customarily incurred in connection with the operation and maintenance of the Building Complex. Operating Expenses include:

          (a) All real property taxes and assessments levied against the Building and a proportionate share of amounts levied against the rest of the Building Complex by any governmental or quasi-governmental authority or under any covenants, declarations, easements or restrictions, including taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which are hereafter levied on the Building Complex as a result of the use, ownership or operation of the Building Complex or for any other reason, whether in lieu of or in addition to, any current real estate taxes and assessments. However, any taxes which are levied on the rent of the Building Complex will be determined as if the Building Complex were Landlord's only real property. In no event do taxes and assessments include any federal or state income taxes levied or assessed on Landlord. Expenses for tax consultants to contest taxes or assessments are also included as Operating Expenses (all of the foregoing are collectively referred to herein as "Taxes"). Taxes also include special assessments, license taxes, business license fees, business license taxes, commercial rental taxes, levies, charges, penalties or taxes, imposed by any authority against the Premises, Building Complex or any legal or equitable interest of Landlord. Special assessments are deemed payable in such number of installments permitted by law, whether or not actually so paid, and include any applicable interest on such installments. Taxes (other than special assessments) are computed on an accrual basis based on the year in which they are levied, even though not paid until the following Operating Expense Year;

          (b) Costs of supplies, including costs of relamping and replacing ballasts in all Building standard tenant lighting;

          (c) Costs of energy for the Building Complex, including costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources;

          (d) Costs of water and sanitary and storm drainage services;

          (e) Costs of janitorial and security services provided by Landlord in accordance with the Lease;

          (f) Costs of general maintenance, repairs, and replacements including costs under HVAC and other mechanical maintenance contracts; and repairs and replacements of equipment used in maintenance and repair work;

          (g) Costs of maintenance, repair and replacement of landscaping;

          (h) Insurance premiums for the Building Complex, including all-risk or multi-peril coverage, together with loss of rent endorsement; the part of any claim paid under the deductible portion of any insurance policy carried by Landlord; public liability insurance; and any other insurance carried by Landlord on any component parts of the Building Complex;

          (i) All labor costs (other than those excluded under clause (xxxvi) below), including wages, costs of worker's compensation insurance, payroll taxes, fringe benefits, including pension, profit-sharing and health, and legal fees and other costs incurred in resolving any labor dispute;

          0) Professional building management fees (not to exceed 3 % of gross Rent for the respective Operating Expense Year), costs and expenses, including costs of office space and storage space required by management for performance of its services;

          (k) Legal, accounting, inspection, and other consulting fees (including fees for consultants for services designed to produce a reduction in Operating Expenses or improve the operation, maintenance or state of repair of the Building Complex);

          (1) Costs of capital improvements and structural repairs and replacements to the Building Complex to conform to changes subsequent to the date of issuance of the shell and core certificate of occupancy for the Building in any Applicable Laws (herein "Required Capital Improvements"); and the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses (herein "Cost Savings Improvements"). Expenditures for Required Capital Improvements and Cost Savings Improvements will be amortized at a market rate of interest over the useful life of such capital improvement (as determined by Landlord's Accountants); however, the amortized amount of any Cost Savings Improvement in any year will be equal to the estimated resulting reduction in Operating Expenses; and

          (m) Costs incurred for Landlord's Accountants including costs of any experts and consultants engaged to assist in making the computations;

  "Operating Expenses"
  do not include:
     ----

          (i) Costs of work, including painting and decorating, which Landlord performs for any tenant other than work of a kind and scope which Landlord is obligated to furnish to all tenants whose leases contain a rental adjustment provision similar to this one;

          (ii) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

          (iii) Leasing commissions, advertising expenses, and other costs incurred in leasing space in the Building;

          (iv) Costs of repairs or rebuilding necessitated by condemnation; (v) Interest on borrowed money or debt amortization, except as specifically set forth above; (v i) Depreciation on the Building Complex;

          (vii) payment of principal or interest due under any mortgage or deed of trust;

          (viii) depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting principles ("Capital Improvements") (other than Permitted Capital Improvements);

          (ix) the cost of roof replacement (as distinguished from repairs);

          (x) compensation paid to officers of Landlord or officers of the management agent or anyone else above the level of building manager;

          (xi) the cost of tools, equipment and material used in, and all other costs associated with, the initial construction of the Building and the Project;

          (xii) costs directly resulting from the gross negligence or willful misconduct of Landlord or its employees or agents;

          (xiii) costs for which Landlord is reimbursed by any insurance required to be carried hereunder or actually carried by Landlord (excluding a reasonable deductible);

          (xiv) costs for any structural maintenance constituting Capital Improvements or replacement or redesign of the structure (except for Permitted Capital Improvements);

          (xv) leasing commissions, legal fees and other expenses incurred by Landlord or agents in connection with negotiations or disputes with tenant or prospective tenant (other than with Tenant's sublessees or assignees) for the Building or Complex;

          (xvi) costs or expenses associated with the enforcement of any leases (other than with Tenant, Tenant's sublessees or assignees) by Landlord, other than customary property management issues;

          (xvii) costs or fees relating to the defense of Landlord's title or interest in the real estate containing the Building or Project, or any part thereof, (xviii) costs incurred by Landlord in connection with the initial construction of the Building, Project and related facilities; (xix) expenses for the correction of defects in Landlord's initial construction of the Building or Project; (xx) any costs or expenses relating to Landlord's obligations under any work letter to construct tenant improvements; (xxi) allowances, concessions, permits, licenses, inspections, and other costs and expenses incurred in completing, fixturing, renovating or otherwise improving, decorating or redecorating space for tenant (including Tenant), prospective tenants or other occupants or prospective occupants of the building, or vacant leasable space in the Building, or constructing or finishing demising walls and public corridors with respect to any such space whether such work or alteration is performed for the initial occupancy by such tenant or occupant or thereafter (except for Permitted Capital Improvements);

          (xxii) any cash or other consideration paid by Landlord on account of, with respect to or in lieu of the tenant work or alterations;

          (xxiii) Landlord's costs of any services sold or provided to tenants for which Landlord is entitled to be reimbursed by such tenants under the lease with such tenants (including the separately metered electricity for the Building which is being for by Tenant in accordance with Section 7.2), other than under an operating expense provision similar to this one;

          (xxiv) expenses in connection with services or other benefits of a type which are not made available to Tenant but which are provided to another tenant or occupant;

          (xxv) costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease;

          (xxvi) any expense for Landlord's advertising and promotional program for the Building or the Complex;

          (xxvii) renovation of the Building made necessary by the exercise of eminent domain;

          (xxviii) any cost incurred to Landlord or an affiliate of Landlord for the provision of any goods or services, to the extent such cost exceeds the cost then prevailing in similar transactions between unrelated parties;

          (xxix) ground rent;

          (xxx) legal fees (except for contesting tax assessments and/or for personnel matters relating to employees of the Building), or other professional or consulting fees (except such other professional and consulting fees that are directly related to the maintenance, operation or management of the Building);

          (xxxi) any compensation paid to clerks, attendants or other persons in commercial concessions operated for profit by Landlord or in the parking garage of the Building if operated for profit;

          (xxxii) increased insurance premiums caused by Landlord's or any tenant's unusual hazardous activities;

          (xxxiii) moving expense costs of tenants of the Building;

          (xxxiv) costs arising from the presence of hazardous materials or substances in or about or below the Building, the Land, or the Project, including without limitation, hazardous substances in the groundwater or soil (other than ordinary maintenance costs, including changing of filters, etc.);

          (xxxv) costs incurred for any items to the extent of Landlord's recovery under a manufacturer's, materialmen's, vendor's or contractor's warranty;

          (xxxvi) wages, salaries or other compensation or benefits for offsite employees applicable to the time spent working at other buildings, other than the Building manager (provided that with respect to each employee that services the Building and other buildings, a pro rata share of such employee's salary shall be included in Base Year Operating Expenses, as applicable);

          (xxxvii) costs of acquisition of sculptures, paintings, or other objects of art;

          (xxxviii) the rent or expenses in lieu of rent for any onsite leasing office of Landlord in the Building, or of any other space (except the management office and storage space serving the Building) in the Building set aside for storage or other facilities for the benefit of Landlord;

          (xxxix) any other expenses for which Landlord actually receives direct reimbursement from insurance, condemnation awards, warranties, other tenants or any other source; (xl) reserves for repairs, maintenance and replacements; (Eli) Landlord's general overhead expenses;

          (xlii) accounting fees other than those attributable to reviewing and preparing operating statements for the Building and paying operating expenses;

          (xliii) capital costs incurred to achieve compliance with any governmental laws, ordinances, rules, regulations or orders (other than Permitted Capital Improvements), or (xliv) any costs due to correction of any "Year 2000" problems associated with any system servicing the Building.

 To the extent that employees, utilities or other services or costs are attributable to the Building and other buildings on a common basis or are provided for Common Areas, such Operating Expenses shall be reasonably prorated by Landlord to reflect costs to be allocated hereunder to the Building; it is assumed that the electricity for the Common Areas, including the parking garage shared with Plaza 11, are reasonably prorated already by being covered by separate meters for the buildings (which metered electricity for the Building is paid for by Tenant under Section 7.2 of the Lease), but there shall be a reasonable adjustment to such expenses if separate metering does not result in such reasonable proration.. If any lease entered into by Landlord with any tenant in the Building is on a so-called "net" basis, or provides for a separate basis of computation for any Operating Expenses with respect to its leased premises, Landlord's Accountants may modify the computation of Base Operating Expenses, Rentable Area, and Operating Expenses for a particular Operating Expense Year to eliminate or modify any expenses which are paid for in whole or in part by such tenant. If the Rentable Area is not fully occupied during the Base Year, Landlord's Accountants may adjust those Operating Expenses which are affected by occupancy for the particular Operating Expense Year to reflect 100% occupancy. Furthermore, in making any computations contemplated hereby, Landlord's Accountants may make such other modifications to the computations as are required in their judgment to achieve the intention of the parties hereto.

            6.2 Additional Payment . If any increase occurs in Operating Expenses for any Operating Expense Year during the Term (beginning with calendar year 2001) in excess of the Base Operating Expenses, Tenant shall pay Landlord Tenant's Pro Rata Share of the amount of such increase less Estimated Payments, if any, previously made by Tenant for Such year).

            6.3 Estimated Payments. During each Operating Expense Year beginning with the first month of calendar year 2001 and continuing each month thereafter throughout the Term, Tenant shall pay Landlord, at the same time as Base Rent is paid, an amount equal to 1/12 of Landlord's estimate of Tenant's Pro Rata Share of any projected increases in Operating Expenses for the particular Operating Expense Year in excess of Base Operating Expenses ("Estimated Payment").

            6.4     Annual Adjustments.

                    (1) Following the end of each Operating Expense Year, including the first Operating Expense Year, Landlord shall submit to Tenant a statement setting forth the exact amount of Tenant's Pro Rata Share of the increase, if any, of the Operating Expenses for the Operating Expense Year just completed over the Base Operating Expenses. Beginning with the statement for calendar year 2001 Operating Expense Year, each statement shall set forth the difference, if any, between Tenant's actual Pro Rata Share of the increase in Operating Expenses for the Operating Expense Year just completed and the estimated amount for such Operating Expense Year. Each statement shall also set forth the projected increase, if any, in Operating Expenses for the new Operating Expense Year over Base Operating Expenses and the corresponding increase or decrease in Tenant's monthly Rent for such new Operating Expense Year above or below the Rent paid by Tenant for the immediately preceding Operating Expense Year.

                    (2) To the extent that Tenant's Pro Rata Share of the increase in Operating Expenses for the period covered by a statement is different from the Estimated Payment during the Operating Expense Year just completed, Tenant shall pay Landlord the difference within 30 days following receipt by Tenant of the statement or receive a credit against the next due Rent, as the case may be. Until Tenant receives a statement, Tenant's Estimated Payment for the new Operating Expense Year shall continue to be paid at the prior Estimated Payment, but Tenant shall commence payment of Rent based on the new Estimated Payment beginning on the first day of the month following the month in which Tenant receives the statement. Tenant shall also pay Landlord or deduct from the Rent, as the case may be, on the date required for the first payment, as adjusted, the difference, if any, between the Estimated Payment for the new Operating Expense Year set forth in the statement and the Estimated Payment actually paid during the new Operating Expense Year. If, during any Operating Expense Year, there is a change in the information on which Tenant is then making its Estimated Payments so that the prior estimate is no longer accurate, Landlord may revise the estimate and there shall be such adjustments made in the monthly Rent on the first day of the month following notice to Tenant as shall be necessary by either increasing or decreasing, as the case may be, the amount of monthly Rent then being paid by Tenant for the balance of the Operating Expense Year.

                    (4) If Tenant assumes the responsibility for providing janitorial services to the Premises in accordance with Section 7.3, the costs of such services borne by Tenant shall not be included in Operating Expenses and the Base Operating Expenses shall be adjusted (for calculations applicable to periods when Tenant bears such costs) to deduct the cost of such services that are otherwise included in Base Operating Expenses. In addition, Tenant shall receive a Rent credit for periods during which Tenant bears such costs equal to the cost to Landlord of such services that would otherwise be included in Base Operating Expenses (prorated on a daily basis for periods less than a calendar year).

           6.5 Miscellaneous. In no event will any decrease in Rent pursuant to any provision hereof result in a reduction of Rent below the Base Rent. Delay by Landlord in submitting any statement for any Operating Expense Year does not affect the provisions of this Section or constitute a waiver of Landlord's rights for such Operating Expense Year or any subsequent Operating Expense Years.

            6.6 Dispute. If Tenant disputes an adjustment submitted by Landlord or a proposed increase or decrease in the Estimated Payment, Tenant shall give Landlord notice of such dispute within 30 days after Tenant's receipt of the adjustment. If Tenant does not give Landlord timely notice, Tenant waives its right to dispute the particular adjustment. If Tenant timely objects, Tenant may engage its own certified public accountants ("Tenant's Accountants") to verify the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. The person conducting the examination on behalf of Tenant shall enter into a confidentiality agreement satisfactory to Landlord, which agreement shall not preclude or bar Tenant's Accountants from disclosing information to Tenant. If Tenant's Accountants determine that an error has been made, Landlord's Accountants and Tenant's Accountants shall endeavor to agree upon the matter, failing which such matter shall be submitted to an independent certified public accountant selected by Landlord, with Tenant's reasonable approval, for a determination which will be conclusive and binding upon Landlord and Tenant. All costs incurred by Tenant for Tenant's Accountants shall be paid for by Tenant unless Tenant's Accountants disclose an error, acknowledged by Landlord's Accountants (or found to have occurred through the above independent determination), of more than 10% in the computation of the total amount of Operating Expenses, in which event Landlord shall pay the reasonable costs incurred by Tenant to obtain such audit. Notwithstanding the pendency of any dispute, Tenant shall continue to pay Landlord the amount of the Estimated Payment or adjustment determined by Landlord's Accountants until the adjustment has been determined to be incorrect. If it is determined that any portion of the Operating Expenses were not properly chargeable to Tenant, then Landlord shall promptly credit or refund the appropriate sum to Tenant.

                                    EXIHBIT D
                                    TO LEASE

                            COMMENCEMENT CERTIFICATE

                                                                              19

 ONEPOINT COMMUNICATIONS
 CORP. Attn: Joanne DiGuido
 2201 Waukegan Road, Suite
 E-200 Bannockburn, IL 60015

          RE: Lease dated as of the July 15, 1999 (the "Lease"), by and between WGP ASSOCIATES, LLC, a Virginia limited liability company, as Landlord, and ONEPOINT COMMUNICATIONS CORP., a Delaware corporation, as Tenant

 Dear Tenant:

      With regard to the referenced Lease, Landlord and Tenant acknowledge the following (initially capitalized words not otherwise defined have the same meaning set forth in the Lease):

          1. In accordance with Section 5 of the Lease, the Commencement Date is 12:01 a.m., and the Expiration Date is 12:00 midnight,

      Please acknowledge the foregoing by having an authorized officer sign in the space provided below and return to our office. This document may be executed in counterparts, each of which shall constitute the original. Facsimile signatures shall be binding as original signatures.

                                 WGP   ASSOCIATES,   LLC,   a   Virginia
                                 limited liability company

                                 By:
                                 -------------------------------------

                                                    Authorized
                                                    Signatory

                                                          "Landlord"
   ACKNOWLEDGED AND AGREED this _ day of
         --------------------------:

   ONEPOINT COMMUNICATIONS
   CORP., a Delaware corporation

   By: ____________________________________
   Print Name: _____________________________
   Print Title: ______________________________

   ATTEST:

   By: ____________________________________
   Print Name: _____________________________
   Print Title: ______________________________

                             "Tenant"

                                    EXHIBIT E
                                    TO LEASE

                                    RULES AND
                                   REGULATIONS


      I No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered at Landlord's expense.

      2. The coverings for all windows in each tenant's premises shall be lowered and closed as reasonably required because of the position of the sun, during the operation of the Building's air-conditioning system to heat, cool or ventilate such Premises. All tenants with premises visible from one of the lobbies, or any other public portion of the Building, shall furnish and maintain its premises in a first-class manner, utilizing furnishings and other decorations commensurate in quality and style with the furnishings and decor in the public portions of the Building. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

      3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public.

      4. The directory of the Building will be provided exclusively for the display or the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

      5. Unless otherwise approved by Landlord, all cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss to property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

      6. Landlord will furnish Tenant free of charge 322 keys or security pass cards, if applicable, for access to the Premises. Landlord may make a reasonable charge for any access devices, and Tenant shall not make or have made additional access devices, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises without Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant, upon the termination of its tenancy, shall deliver to Landlord the access devices of all doors which have been furnished to Tenant, and in the event of loss of any access devices so furnished, shall pay Landlord therefor.

      7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services (other than as approved by Landlord in accordance with the Work Letter), it shall first obtain, and comply with, Landlord's instructions in their installation. Landlord, or its agents, will direct the electricians as to where and how the wires may be introduced, and without such direction, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

      8. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except during Ordinary Business Hours (except to the extent scheduled by prior arrangement with Landlord) and in such elevators as may be reasonably designated by Landlord. Landlord shall reasonably and equitably schedule the use of the loading dock shared with Plaza II Building. The persons employed to move furnishings, fixtures and equipment in and out of the Building shall be subject to Landlord's approval (which approval shall not be unreasonably withheld, conditioned or delayed) and, if required by law, properly licensed. Landlord shall have the right to condition approval upon payment of an additional security deposit as a condition of approving a particular moving company. Tenant must make arrangements in advance with Landlord for moving large quantities of furniture and equipment into or out of the Building.

      9. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment, materials, furniture or other property brought into the Building. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute such weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration which may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed- to remove such equipment in or about the Building must be acceptable to Landlord. Landlord will not be responsible for loss of or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

      10. No Tenant shall tamper with or attempt to adjust temperature control thermostats in its Premises; Landlord will make Building maintenance/engineers available during Ordinary Business Hours to make adjustments as needed. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall use reasonable efforts to minimize the waste of electricity, water and air conditioning, consistent with normal practices for office tenants in northern Virginia in similar buildings. Tenant shall keep corridor doors closed.

      11. Landlord reserves the right to exclude from the Building outside Ordinary Business Hours any person unless that person is known to the person or employee in charge of the Building and has an access device such as a key, entry card, combination code, pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its Tenants may be denied access to the Building or may be ejected therefrom, including any person who in the judgment of Landlord is intoxicated or under the influence of liquor or drugs or w1io shall in any manner do any act in violation of these Rules and Regulations. In case of public excitement or other commotion, the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety and protection of tenants, the Building, and property in the Building. The Landlord may require any person leaving the Building with a package or other object to exhibit authorization from the Tenant of the premises from which the package or object is removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord to protect any Tenant against the removal of property from its premises. The Landlord shall in no way be liable to any Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from Tenant's Premises or the Building under the provisions of this rule.

      12. Tenant shall close and lock the doors or its Premises and entirely shut off all water faucets or other water apparatus before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

      13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance or any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

      14. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building, except as expressly permitted in accordance with the Addendum. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

      15. Except for the installation of artwork by customary installation methods and as otherwise approved by Landlord, such as customarily as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires except as normally required for installation of the telecommunications equipment permitted under this Lease. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from non-compliance with this rule.

      16. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord, consistent with the janitorial services provided by Landlord and refuse removal consistent with customary practices for similar office buildings in northern Virginia.

      18. Smoking is prohibited at all times in all areas of the Building, including offices, restrooms, corridors, stairwells, lobbies, elevators, and Common Areas of the Building Complex, except for a specific location to be designated by Landlord as a smoking area to the extent permitted by Applicable Laws. Tenant shall not cause or permit any noise (including playing of musical instruments, radio or television) or unusual or objectionable odors to emanate from the Premises which would annoy other tenants or create a public or private nuisance and no cooking shall be done or permitted by any Tenant on the Premises, except by the Tenant of Underwriters' Laboratory approved microwave oven or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations. Tenants shall not conduct directly or indirectly any auction upon their premises, or permit any other person to conduct an auction upon the premises. Canvassing, soliciting and peddling in the Building are prohibited and tenants shall cooperate to prevent the same.

      19. No animals, birds, or pets of any kind, excluding seeing eye dogs, shall be allowed in a tenant's premises or the Building.

      20. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building and bicycles shall be used or stored only in areas designated by Landlord.

      21. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord. All contractors hired by Tenant to complete alterations to the Premises shall adhere to the provisions of the Lease and these Rules and Regulations, as well as such separate rules and regulations as Landlord may adopt as requirements for contractors.

      23. Tenant shall cooperate fully with the life safety plans of the Building established and administered by Landlord. This includes participation by Tenant and its employees in exit drills, fire inspections, life safety orientations and other programs relating to fire safety that may be promulgated by the Landlord.

       24. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

      25. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

     26. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations in this Exhibit E stated and any additional rules and regulations which are adopted.

     27. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests. [Worldgate I Form: 193277 3/5/991 4018943 7/15/99 [3258651

                               EXHIBIT F TO LEASE
                           JANITORIAL SPECIFICATIONS


 A. DAILY - Monday through Friday, except legal holidays.

      I . Empty waste baskets, clean ashtrays.

     2. Dust accessible areas of desk tops.

     3. Vacuum carpet in elevator lobbies, reception areas and other high-traffic areas.


 B. WEEKLY

      1. Dust accessible areas of furniture, convectors and other furnishings.

     2. Vacuum office area carpeting.


 C. MONTHLY

      1. Mop and buff tile floors.

     2. Dust Venetian blinds, window frames and exterior of lighting fixtures.

      3. Spot clean walls.

      4. Clean telephones.


 D. QUARTERLY

      1. Clean and refinish tile floors where necessary.

      2. Clean baseboards.


 E. SEMI-ANNUALLY

      1. Wash windows.


 F. ANNUALLY

      1. Wash light fixtures and lenses.

      2. Clean Venetian blinds.

                               EXHIBIT G TO LEASE

                       STATEMENT OF PERFORMANCE (ESTOPPEL)


       TENANT ESTOPPEL CERTIFICATE
 From:
                  ("Tenant")

 To:


                     Purchaser")
                  ("Landlord")

 Lease:   Lease dated                               19 _, between
 a
          and                  a

                  covering the Premises (as defined below), as modified, altered or amended (as further described in Paragraph I below) (the "Lease").

          Premises: Suite -, consisting of a total of rentable square feet (as set forth in the Lease), (the "Premises") located in the building known as having an address of


 Tenant hereby certifies to Landlord and Purchaser as follows:

      I . Tenant is the current Tenant under the Lease. The Lease is in full force and effect and is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises and any rights to parking. The Lease has not been modified, altered or amended, except as follows: [Seller described modifications, assignments or amendments to the Lease or, in none, state "None".]

          2. The term of the Lease commenced on 19_, and will expire on 19 -. The Tenant has an option to renew the Lease for additional following the expiration date of the Lease. Tenant has no option or right of first refusal to purchase the Premises. Tenant has accepted and is presently occupying the Premises.

          3. The base rent under the Lease for the current lease year is $ _ per month. Tenant is responsible to pay, as additional rent, for its pro rata share operating expenses for the Building in excess of base operating expenses of ["$____ or Base Year Expense, which are the operating expenses for the calendar year 19--] Tenant has fully paid all rent and other sums payable under the Lease on or before the date of this Certificate and Tenant has not paid any rent more than one month in advance. Tenant is not in default under any of the provisions of the Lease pertaining to Tenant, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Landlord, or both, would constitute such a default.

      4. As of the date of this Certificate, Landlord is not in default under any of the provisions of the Lease pertaining to Landlord, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default.

      5. All construction to be performed and the improvements to be installed by Landlord on the Premises, if any, have been completed and fully accepted by Tenant; nor is Landlord engaged in making any repairs for Tenant.

      6. As of the date of this Certificate, Tenant has no defenses, offsets or credits against the payment or rent and other sums due or to become due under the Lease or against the performance of any other of Tenant's obligations under the Lease.

      7. Tenant has paid to landlord a security deposit in the amount of $

      8. Tenant agrees that, from and after the date hereof: (i) Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date; and (ii) so long as there shall be any assignment of Landlord's interest in the Lease to a holder of a first mortgage whose name and address have been provided to Tenant, Tenant understands that any surrender, modification of any of the terms of the Lease, or early termination thereof by Landlord other than on account of a default, will be not effective without the written consent of such holder.

      9. Tenant understands that this Certificate is required in connection with Purchaser's acquisition of the Property, and Tenant agrees that Purchaser and its assigns (including any parties providing financing for the Property) will, and shall be entitled to, rely on the truth of this Certificate.

      10. The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.

      EXECUTED on this               day of
      19

                                    "TENANT"

                                  EXMBIT H TO
                                     LEASE


                                      HVAC
                                     RATES


 The following charges shall be the only charges applicable to use of the Building heating, ventilation, air-conditioning system (HVAQ after Ordinary Business Hours (other than electricity which is included in electricity charges that are separately metered to Tenant):

          After-hours operation of fans only (excluding chiller/air-conditioning use): $23.50 per hour After-hours operation of chiller/air-conditioning:
     $37.50 per hour

 The foregoing charges are for use of all or any portion of the Building, calculated on an hourly basis (without proration for partial hours). [Worldgate I Form: 193277 3/5/991
 40189437/15/99 [3258651

                                    EXHIBIT I
                                    TO LEASE

                                    LETTER OF
                                     CREDIT





                                                                           1999




 WGP ASSOCIATES, LLC c/o Miller Global
 Properties, LLC 4643 S. Ulster Street,
 Suite 1500 Denver, CO 80237 Attn: Donald
 E. Spiegleman, Esq. or Mr. Paul Hogan

      RE: Letter
      of Credit
      No.

 Gentlemen:

      We hereby issue in your favor, at the request and for the account of ONEPOINT COMMUNICATIONS CORP., a Delaware corporation, our irrevocable Letter of Credit in the amount of $$1,029,435.00 which is available against presentation of your sight draft. The amount of the credit shall automatically reduce without amendment by $171,572.50 to $857,862.50 on December 1, 2001, by $171,572.50 to $686,290.00 on December 1, 2002, by $171,572.50 to $514,717.50
 on December 1, 2003, by $171,572.50 to $343,145.00 on December 1, 2004. The
 draft must be accompanied by:

                   I. This Letter of Credit No.
                   and

                   2. A notarized certification signed as Authorized Signatory on behalf of WGP ASSOCIATES, LLC, a Virginia limited liability company, or an officer (or partner, if such entity is a partnership or member if a limited liability company) of its transferee or assignee, stating essentially as follows:

                   "The undersigned Beneficiary is the owner of the property described in the Office Lease dated by and between WGP ASSOCIATES, LLC, a Virginia limited liability company, as Landlord, and ONEPOINT COMMUNICATIONS CORP., a Delaware corporation, as Tenant (the "Lease"). The amount requested by the draft accompanying this statement is the amount to which Beneficiary is entitled under the terms of the Lease as a result of an Event of Default under the Lease and Beneficiary requests payment of the enclosed draft under the enclosed Letter of Credit."

          This Letter of Credit shall be subject to the Special Conditions set forth on Exhibit 1, such exhibit being considered a part hereof and incorporated herein by reference.

          We hereby agree that all drafts drawn under and in compliance with the terms of this credit shall meet with honor upon presentation and delivery of documents on or before 5:00 p.m., Eastern time, as specified to the drawee, which date shall be the expiration date of this Letter of Credit. By: Title:

                               EXHIBIT I TO LEASE

                                       To
                                     Letter
                                       of
                                     Credit
                                      No.


      The Letter of Credit shall be governed by the following Special
      Conditions:

          I. This Letter of Credit shall be governed by and construed in accordance with the provisions of Uniform Customs and Practice for Documentary Credits, I.C.C. Publication No. 500, 1983 Revision, 290, effective October 1, 1975.

      2. Issuer agrees that it may not defer honor beyond the close of the first banking day after presentment of a sight draft drawn hereunder and accompanying documents.

      3. This Letter of Credit shall be transferable and assignable, without charge, to any person or entity who is the successor or assignee of Beneficiary's interest under the Lease entered into on or about , between WGP ASSOCIATES, LLC, a Virginia limited liability company, as Landlord, and ONEPOINT COMMUNICATIONS CORP., a Delaware corporation. Such transfer shall be accomplished by providing the issuer of this Letter of Credit with the appropriate transfer form and the original letter of credit for endorsement; provided, however, that such transfer shall not be subject to the approval of the issuer.

                               EXIHBIT J TO LEASE

                                  PARKING AREA

 The location of the visitor parking spaces for the Building is indicated (by labeling and shading) on the attached Site Plan.
 [Worldgate I Form: 193277 3/5/991
 40189437/15/99 [3258651

                           WORLDGATE PLAZA I ENTRY x
                             WORLDGATE PLAZA I & 11

                                 PLAZA 11 ENTRY
                                       14
          DA VIS -CARTER -SCOTT PARKING LEVEL TWO& FACE ONE SITE PLAN
                                    06/28/99

                                   WORK LETTER
                              Tenant Performs Work


         July
         15, 1999


         ONEPOINT COMMUNICATIONS CORP.
         Attn: Joanne DiGuido
         2201 Waukegan Road, Suite E-200
         Bannockburn, IL 60015



          Re: Tenant: ONEPOINT COMMUNICATIONS CORP., a Delaware corporation
     Premises: Approximately 80,582 rentable square feet of space on the 5th, 6th, 7th and 8th floors (the "Premises")

          Address:         12901 Worldgate Drive, Herndon, Virginia


          Gentlemen:

                  Concurrently herewith, you ("Tenant") and the undersigned ("Landlord") have executed a Lease (the "Lease") covering the Premises (the provisions of the Lease are hereby incorporated by reference as if fully set forth herein and initially capitalized words not defined have the same meaning set forth in the Lease). In consideration of the execution of the Lease, Landlord and Tenant mutually agree as follows:

          1. Space Planning and
          Engineering

         1.1 Landlord has provided to Tenant the architectural and engineering drawings for the base building improvements for the Building Complex to be completed by Landlord ("Landlord's Drawings")(as further described on Exhibit 4 to this Work Letter), as prepared by Davis, Carter & Scott Architects (such architectural firm or its replacement, if replaced by Landlord prior to completion of construction, is referred to as the "Landlord's Architect"). Landlord shall have the right to make changes and modifications in the base building improvements during construction and Landlord shall provide copies to Tenant -of modifications to Landlord's Drawings promptly as and when available to reflect such modifications for portions of the drawings applicable to the Premises; Tenant shall have the right to approve (which approval shall not be unreasonably withheld, conditioned or delayed) substantial changes to the Building Complex (exclusive of Plaza II) which materially adversely affect Tenant's use of the Premises or the cost or scope of the Finish Work, other than changes required by Applicable Laws or as required during construction to adjust to field conditions. The work to be completed by Landlord in accordance with the Landlord's Drawings as modified is hereinafter referred to as the "Base Building Work." Landlord shall complete the Base Building Work in a good and workmanlike manner in accordance with Applicable Laws and the Declaration.

          1.2 Tenant shall retain either Burns and Associates or another architect reasonably approved by Landlord as Tenant's architect ("Tenant's Architect") and either Shapiro/O'Brien and Associates or KTA Associates as Tenant's engineer, or a substitute reasonably approved by Landlord which approval shall not be unreasonably withheld, conditioned or delayed ( "Tenant's Engineers"); Landlord reserves the right to elect to retain separate engineers ("Landlord's Engineers" to provide a separate review on behalf of Landlord of plans prepared by Tenant's Architect and Tenant's Engineers. Tenant shall provide to Landlord the Tenant-approved space plans for the Premises (collectively referred to herein as "Space Plans") prepared by Tenant's Architect by August 15, 1999; Tenant shall also have Tenant's Engineers review the Space Plans on Tenant's behalf for conformity to the design specifications for the base building structure and systems. The Space Plans shall contain information specified in Exhibit 1 and shall be sufficiently complete to permit Landlord and Landlord's Engineers to review such drawings for the purpose of conforming the Space Plans with the base building specifications for the Building and for the purposes described in Section 1.3 below. The Space Plans shall be prepared by Tenant's Architect at Tenant's sole cost and expense, subject to Landlord's payment of the Allowance as hereinafter provided.

         1.3 Within 5 business days after receipt by Landlord of the Space Plans, Landlord shall review the Space Plans and confer with Tenant concerning such review. Tenant's Engineers, and Landlord's Engineers, if applicable, shall advise Landlord and Tenant whether the base building structure and systems will have to be supplemented or modified in order to allow installation of work shown on the Space Plans. If Landlord or the such engineers reasonably determine that the Space Plans (i) are inconsistent with the base building specifications for the Building; (ii) do not contain all of the information specified in
         Exhibit 1 or are not sufficiently complete to permit Landlord to review them for the purposes set forth therein; or (iii) indicate space usages inconsistent with the Lease, Landlord shall notify Tenant in writing of Landlord's determination setting forth the specific reasons therefor. Thereafter, Tenant shall revise the Space Plans accordingly within 5 business days of being informed of such determination and resubmit them to Landlord and the review procedure and time frames set forth above shall be repeated. Any delay by Landlord in responding within the applicable periods or delays arising from errors by Landlord or its engineers in such review process shall be deemed "Landlord Delay" to the extent that such delay results in delaying approval of the Approved Space Plans beyond the 15th day following receipt by Landlord of the initial Space Plans; except for such delay, approval of Approved Space Plans shall not delay the Commencement Date under Section 2.5 below. Tenant shall pay all reasonable costs and expenses incurred by Landlord in connection with review and approval of the Space Plans by Landlord's Engineers, which amounts shall be paid from the Allowance. When approved by Landlord and Tenant, the Space Plans shall be acknowledged as such by Landlord and Tenant signing each sheet therefor and such approved drawings shall be deemed the "Approved Space Plans."

         1.4 On or before September 15, 1999, Tenant shall provide Landlord with architectural working drawings prepared by Tenant's Architect (the "Architectural Working Drawings") and structural, plumbing, fire protection, mechanical controls, electrical and life safety engineering drawings prepared by Tenant's Engineers ("Engineering Working Drawings") for the Premises approved by Tenant for review by Landlord substantially in the form provided in Exhibit 1. The Architectural Working Drawings shall be coordinated by Tenant's Architect with the Engineering Working Drawings prepared by Tenant's Engineers pursuant to Paragraph 1.3 above. The Architectural Working Drawings and the Engineering Working Drawings shall be a logical extension of the Approved Space Plans. Tenant's Architect shall be responsible for any conflicts between the Architectural Working Drawings and field conditions (unless such field conditions materially vary from Landlord's Drawings, as modified). Tenant shall be responsible for the consistency between the Architectural Working Drawings and the Engineering Working Drawings, conflicts with the base building drawings and field conditions and for the Architectural Working Drawings and the Engineering Working Drawings complying with building code provisions. Landlord shall notify Tenant's Architect of changes in Landlord's Drawings affecting the Finish Work as soon as reasonably practicable. Any problems caused by any inconsistency of the drawings shall be Tenant's sole responsibility (subject to Tenant or Tenant's Architect receiving Landlord's Drawings and changes in Landlord's Drawings). Landlord, Landlord's Architect and Landlord's Engineers, as applicable, shall review the Architectural Working Drawings and the Engineering Working Drawings within 10 business days after

         Landlord's receipt and give notice if they discover any conflicts with the base building drawings or field conditions or noncompliance with building codes within such period. If Landlord does not reply within such period, it shall be presumed that Landlord has no objection thereto, however, such approval shall not limit Landlord's right to request changes in the future in the event design errors are discovered later (which request shall be made as soon as practicable following such discovery). If Landlord notifies Tenant of such design errors, Tenant shall revise the Architectural Working Drawings and the Engineering Working Drawings accordingly and resubmit them to Landlord and the review procedure set forth above shall be repeated. Delay caused by such revisions shall be deemed Tenant Delay. When approved (or deemed approved) by Landlord and Tenant, such drawings shall be deemed the "Final Working Drawings."

         1.5 Changes to the Final Working Drawings, except for minor changes not affecting the Building mechanical, electrical or life safety systems or the structure of the Building, may be made only upon prior written approval of Landlord. Landlord shall respond (in writing or by oral communication thereafter confirmed in writing) to all written requests for changes within 7 business days of Landlord's receipt of the same. If Landlord does not respond within such period, Landlord shall be deemed to have consented to the requested changes. Any delay in completion of the Finish Work or the Base Building Work which results from any such changes or the process of approval or disapproval (other than caused by Landlord Delay) shall be deemed Tenant Delay. Landlord's review of the Space Plans, Architectural Working Drawings, Engineering Working Drawings or Final Working Drawings shall not imply approval by Landlord for their completeness, design sufficiency, or as to compliance with the requirements of applicable codes, rules, or regulations of any governmental agencies having jurisdiction thereof now in effect or which may hereafter be in effect.

         11. Finish Work and Finish Allowance

         2.1 Tenant agrees to execute contracts for design and construction services to complete the Finish Work (the "Contract") with contractors and subcontractors reasonably satisfactory to Landlord (collectively, "Tenant's Contractors"). Tenant and Tenant's Contractors will be required to adhere to the requirements set forth on Exhibit 2 and such other requirements as Landlord reasonably imposes (consistent with practices in other first class buildings in the northern Virginia area) for construction by all tenants in the Building and Plaza 11 (collectively, "Requirements"). The Contract will incorporate the provisions of the Requirements. Prior to execution of the Contract, Tenant will provide a copy to Landlord. Landlord will review the Contract for compliance with the Requirements and advise Tenant of Landlord's approval or required changes within 10 business days of receipt; if Landlord fails to respond within such period, Landlord shall be deemed to approved such contract(s). Following such approval and the Delivery Date, Tenant will promptly commence and proceed diligently to complete the Finish Work.


          -1
          2.2 Tenant's Contractors and contractors employed by Landlord who are completing work in the Building ("Landlord's Contractors") shall be obligated to mutually cooperate and such Contractors will each conduct its respective work in an orderly fashion and manner so as not to unreasonably interfere with the other. Tenant's subcontractors with respect to all mechanical, electrical, and fire protection work in the Premises will be the subcontractors used by Landlord for such work in the Building, provided, however, if Tenant bids such subcontracts and the bids of Landlord's subcontractors are in excess of 5 % higher than the next highest bid, Landlord shall either not unreasonably withhold approval of such other subcontractor(s) or require Tenant to use Landlord's subcontractor(s) but pay to Tenant (as additional Allowance) the difference between such bids.

          2.3 Tenant assumes full responsibility for Tenant's Contractor's performance of all work including compliance with Applicable Laws, and for all Tenant's Contractors' property, equipment, materials, tools or machinery placed or stored in the Premises during the completion thereof (subject to the provisions regarding Builder's Risk insurance). All such work is to be performed in a good and workmanlike manner consistent with first class standards.

         2.4 Landlord shall notify Tenant in writing when Landlord's Contractor estimates that the Base Building Work is approximately 30 days from completion, which notification shall be made on a floor by floor basis. Landlord shall notify Tenant when Landlord has determined that all or any portion of the Base Building Work has been sufficiently completed that Tenant's Contractors may commence completion of the Finish Work in the Premises. Following receipt of such notice and prior to Tenant's Contractors commencing the Finish Work, the representatives of Landlord and Tenant shall jointly inspect the Premises with Landlord's Architect and develop a punchlist of items of Base Building Work for the Building Complex that have not been completed, distinguishing between those items which must be completed prior to Tenant having Tenant's Contractors commence work on the respective floor and those items that can be completed by Landlord's Contractor while Tenant's Contractors are completing Finish Work in the Premises; in the event of a dispute, Landlord's Architect and Tenant's Architect shall mutually resolve such dispute and if the Architects cannot agree upon a resolution, the Architects shall jointly appoint an independent architect whose determination shall be binding on the parties. The date on which a portion of the Premises is made available by Landlord to Tenant for completion of the Finish Work subject only to punchlist items that can be completed by Landlord's Contractor while Tenant's Contractors are completing Finish Work in the Premises, is referred to as the "Delivery Date" for such portion of the Premises; following the Delivery Date, Landlord shall complete the punchlist items with reasonable diligence. Following preparation of the punchlist, Tenant is responsible for repair of damage caused by Tenant's Contractors in the Building or Premises. Following the Delivery Date, Tenant is responsible for the diligent completion of all finish work substantially in accordance with the Final Drawings (the "Finish Work"), at its sole cost and expense, subject to Landlord's payment of the Allowance. Tenant's use and occupancy of the portion of the Premises following the Delivery Date for such portion is subject to all of the terms and provisions of the Lease (except for Tenant's obligation to pay Base Rent and utilities, which shall be governed by the provisions of Paragraph 2.5); any entry into the Building by Tenant or Tenant's contractors prior to Landlord's Contractors completing the Base Building Work shall be coordinated by Landlord's Contractor to minimize interference with completion of the Base Building Work. Tenant will cause Tenant's Contractors to: (i) conduct work so as not to unreasonably interfere with any other construction occurring in the Building or occurring with respect to the adjacent building known as Worldgate Plaza 11 (including punchlist items in the Premises); (ii) comply with the Requirements and all other rules and regulations relating to construction activities in the Building promulgated from time to time by Landlord for the Building;
         (iii) reach reasonable agreement with Landlord's Contractors as to the terms and conditions for hoisting, systems interfacing, and use of temporary utilities; and (iv) deliver to Landlord such evidence of compliance with the provisions of this paragraph as Landlord may reasonably request.

          2.5 The Commencement Date (for purposes of determining the commencement and expiration of the I 0-year Initial Term) shall occur on the earlier of (a) 90 days following the Delivery Date for the last floor of the Premises (or such later date on which Landlord has substantially completed the Base Building Work permitting a temporary certificate of occupancy or its equivalent to be issued to the extent necessary for Tenant to occupy the Premises under Applicable Laws, assuming that Tenant shall have completed such Finish Work as is required for the permit), or (b) the date upon which Tenant begins to occupy any portion of a total of 3 floors of the Premises for conducting its ordinary business therein (as distinguished from use for purposes of completing the Finish Work). Tenant's obligation to pay Base Rent and Operating Expenses and utilities shall commence on a floor by floor basis on the earlier of 90 days following the Delivery Date for such floor or the date that Tenant occupies any portion of such floor for the purposes of conducting its ordinary business therein; however, Tenant shall have the right to elect, by notice to Landlord prior to occupancy of such floor, to not occupy the entirety of any I floor of the Premises for up to 12 months following the Commencement Date (although Tenant shall complete with due diligence construction of the Finish Work in such space following the commencement of construction of the Finish Work for the Premises) and in that case Tenant's obligation to pay Base Rent and Operating Expenses shall not commence until 12 months following the Commencement Date; if Tenant commences using any portion of such space prior to the end of such 12 month period (other than for (i) storage of materials, (ii) installation of furniture, fixtures and equipment and (iii) limited use for ordinary business purposes by I or 2 people of a small portion of such space), Tenant's Base Rent and Operating Expense obligation shall commence for the entirety of such floor at such time. If the Commencement Date occurs on other than the first day of the month in accordance with the provisions of this Section of the Work Letter, then the commencement of the Initial Term will be delayed to the first day of the month following the Commencement Date but all provisions hereof, including Tenant's obligation to pay Rent at the monthly rate set forth in Section 1.4 for Month I (prorated for a partial month), will be in effect as of the Commencement Date; the 12-month period referred to above shall commence to run on the Commencement Date (without delaying the start of such period to the first of the following month). 2.6 Landlord will pay the cost of the Finish Work as substantially completed in accordance with the Final Drawings (including the cost of preparation of the Space Plan and Final Drawings and Landlord's review thereof) in the amount of $2,417,460.00 (the "Allowance"). Landlord shall make progress payments on a monthly basis as portions of the Finish Work is completed following request of Tenant in accordance with Section 2.7. Finish Work Costs in excess of the Finish Allowance ("Excess Costs") will be at Tenant's sole cost and expense and will be paid promptly by Tenant. If the total cost of the Finish Work exceeds $2,417,460.00, Landlord, at Tenant's written request, agrees to fund Excess Costs up to a maximum of $402,910.00 by amortizing such amount over the Initial Term with interest thereon at 10% per annum to be paid monthly as additional Rent in the same manner and place as monthly Base Rent (the "Additional Allowance").
          The Allowance is to be expended solely for the benefit of Landlord; that is, the Allowance will be expended only to pay for design, engineering, installation, and construction of the Finish Work which under the Lease becomes the property of Landlord upon installation and not for movable furniture, equipment, and trade fixtures not physically attached to the Premises; provided, however, Tenant shall have the right to use up to $402,910.00 of the Allowance for cabling and wiring costs, move related expenses and as a credit against next due Rent commencing with the Rent for the 13th full calendar month of the Initial Term. Not more than $ 221,601.00 of the Allowance shall be paid to Tenant's Architect and Tenant's Engineer for planning, architectural and engineering costs; Landlord agrees to disburse, prior to Tenant commencing construction of the Finish Work, up to $8,058.00 for preparation of the Space Plans and up to $40,291.00 for preparation of the Final Working Drawings (if Tenant's Architect or the Engineers require payment in excess of the such amounts, Tenant shall pay such excess when required to be paid and later receive reimbursement from the Allowance to the extent that the Allowance is not expended for other purposes as of the Commencement Date). Any of Landlord's costs and expenses payable to Landlord, required to be paid by Tenant under this Work Letter will also be paid out of the Allowance. Prior to Tenant commencing construction of the Finish Work, Tenant shall provide Landlord with notice of the total estimated cost of all Finish Work. Other than Landlord's prior reimbursement to Tenant for the actual cost for Space Plans and for preparation of the Final Working Drawings (as provided above), Landlord shall not be obligated to disburse any of the Allowance until Tenant shall have paid for, and provided evidence of completion and payment for, such portion of the Finish Work as reflects in total the amount of the estimated costs of the Finish Work in excess of the Allowance (plus the Additional Allowance if Tenant elects to have the Additional Allowance funded in accordance with Section 2.6 above). As design, engineering, and construction work is completed and Tenant receives invoices therefor, Tenant will submit requests for payment to Landlord not more frequently than monthly, along with appropriate lien waivers (substantially in the forms attached hereto as Exhibit 3) and such other related [Worldgate I Form: 193277 3/5/991 401894_3 7/15/99 13258651 5
         documentation as Landlord reasonably requires. On a monthly basis following receipt of such documentation (with such payment being made by the 30th of the month if all required documentation is received by Landlord by the 5th of such month), Landlord will pay the amounts requested by delivery to Tenant of Landlord's check(s) payable to Tenant or, at Landlord's option, payable to Tenant and Tenant's Contractors jointly. Unless otherwise agreed by Landlord and Tenant in writing and subject to delays beyond Tenant's reasonable control, if any portion of the costs to be reimbursed by the Allowance has not been requested by Tenant or will be requested for Finish Work that is ongoing as of November 1, 2000 such amounts shall be forfeited by Tenant.

         2.8 Landlord will, during completion of the Finish Work and immediately thereafter, reasonably cooperate in the balancing of the Building HVAC system serving the Premises. Landlord shall pay for costs of balancing the Base Building Work portions of the HVAC system and Tenant shall pay (from the Allowance) for balancing the portions of the system within the Premises.

         2.9 Subject to the mutual waiver in Section 18.6 of the Lease, Tenant will indemnify, defend and hold harmless Landlord, Building Manager, and Landlord's Contractors from and against liability, costs or expenses, including attorney's fees on account of damage to the person or property of any third party arising out of, or resulting from the performance of the Finish Work, including, but not limited to, mechanics' or other liens or claims (and all costs associated therewith), subject to Landlord's obligation to disburse the Allowance in accordance with the foregoing provisions. Tenant will also repair or cause to be repaired at its expense all damage caused to the Premises or the Building by Tenant's Contractors or its subcontractor, subject to the mutual waiver in Section 18.6 of the Lease and the provisions for Builder's Risk insurance provided in this Work Letter and Exhibits. Further, Landlord will have the right as described in Section 12.1 of the Lease to post and maintain notices of non-liability.

          2.10 Tenant agrees to submit to Landlord upon completion of all work one reverse mylar sepia and two blueprint copies of the as built drawings (the Final Drawings showing all changes thereon).

         2.11 Notwithstanding any provision herein or in the Lease to the contrary, the Commencement Date and Tenant's Rent obligations and other obligations will not be delayed or extended by any delay in completion of the Finish Work unless such delay is caused by "Net Landlord Delay" or unless caused by a casualty occurring after the Delivery Date that is covered by the Builder's Risk insurance carried by Landlord. The term "Landlord Delay" means any delay in the preparation, finalization or approval of the Approved Space Plans (to the extent provided in Section 1.3), Final Working Drawings or completion of the Finish Work caused by Landlord's failure to perform its obligations under this Work Letter within the time limits set forth herein or as a result of interference caused by Landlord or Landlord's Contractor (to the extent not permitted herein); Tenant shall provide notice to Landlord as soon as Tenant determines that Landlord Delay has occurred. All delays other than Landlord Delay are deemed "Tenant Delay." "Net Landlord Delay" means the number of days, if any, by which Landlord Delay exceeds Tenant Delay and the Commencement Date will be delayed by a number of days equal to the number of days of Net Landlord Delay, if any.

          2.12 Tenant designates and authorizes Joanne DiGuido to act for Tenant in this Work Letter. Tenant has the right by written notice to Landlord to change its designated representative.

          2.13 Landlord designates and authorizes George Chelwick to act for Landlord in this Work Letter. Landlord has the right by written notice to Tenant to change its designated representative.

 2.14 All notices required hereunder will be in writing in accordance with
 Section 28 of the Lease. Whenever Tenant's or Landlord's approval or consent is required under the express terms of this Work Letter, such approval or consent shall not be unreasonably withheld, conditioned or delayed.

 2.15 Landlord shall obtain Builder's Risk insurance on the Base Building Work and, if available in a form reasonably acceptable to Landlord, on the Finish Work on a Builder's Risk Completed Value Form or other comparable coverage; if such coverage on the Finish Work is obtained by Landlord, Tenant shall pay (by deduction from the Allowance) the costs attributable to coverage for the Finish Work. Upon request of Tenant, Landlord shall confirm whether such coverage of the Finish Work is applicable prior to Tenant commencing construction of any portion of the Finish Work. Builder's Risk insurance if applicable to the Finish Work shall include naming the interest of Landlord, Landlord's Contractor and subcontractors, Tenant, Tenant's contractor and subcontractors, and Landlord's mortgage, as their respective interest may appear. Such Builder's Risk coverage shall be in addition to, and not substitution for, the insurance (other than Builder's Risk) required under Exhibit 2 to be carried by Tenant, Tenant's Architect, Engineers and contractors with respect to the Finish Work.


   Very truly yours,

   WGP ASSOCIATES, LLC, a Virginia limited liability company
   By:-                 -PW-a
                       Authorized Signatory

                            "Landlord"
99 [3258651

 ACCEPTED AND APP
                           APPROVED this/A.,
 of      It A,           197~.
        V
 ONEPOINT LMMUNICATIONS CORP., a Delaware corporation


 By:
                                 7~
 Print Name:           -7~
 Print Title:
 ATTEST:
 By:-
 Print Name: /x/ Print Title:
 "Tenant"
 Exhibit I
 Exhibit 2
 Exhibit 3
 Exhibit 4
 [Worldgate I Form: 193277 3/5/991
 401894_37/15/99 13258651
 LIST OF EXHIBITS

          Space Plan and Drawings Requirements Landlord's Requirements of 'tenant the Contractors Form of Lien Waivers Landlord's Drawings 8

                            EXHIBIT 1 TO WORK LETTER

              SPACE PLANS AND ARCHITECTURAL DRAWINGS REQUIREMENTS

          1.
          Space Plans

                  Tenant's Space Plans will comply with the following requirements which are intended to assist Tenant and Tenant's Architect in defining all information required for Landlord's review of the space usages and evaluation of the improvements contemplated thereby.

          I. All Space Plans will be drawn to 1/8" scale and may be produced on CAD equipment.

          2. Tenant will submit one reverse mylar sepia and two blue prints of all Space Plans with notes describing the general intent of the usage and the improvement requirements.

          3. The Space Plans and notes will include: (a) partition layout and door locations; (b) depiction of electrical and communication equipment requirements other than for normal office equipment, including modifications required to floor or main telephone or electric closets; (c) reflected ceiling plan showing non-standard lighting and ceiling construction or constraints which will affect mechanical, electrical, fire protection or life safety systems; (d) Tenant's special mechanical and plumbing requirements; (e) Tenant's special floor loading requirements; (f) Tenant's requirements for floor penetrations, including but not limited to special stairs, dumbwaiters, conveyors, pneumatic systems, elevators or architectural features; and (g) approximate information regarding anticipated structural and mechanical, electrical, fire protection, controls and life safety system design requirements.

          11.      Architectural
          Drawings

                  Tenant's submission of Architectural Drawings (construction documents inclusive of one reverse mylar and two blueprints of Architectural Drawings and Specifications) to Landlord will comply with the following requirements which are intended to assist Tenant and Tenant's Architect in defining all information required by Landlord to complete Landlord's review of space usages and the quality and extent of the proposed construction and its effect upon the building and building systems.

                  Tenant, upon receipt of the Approved Space Plan from Landlord, will coordinate them with the Architectural Drawings prepared by Tenant's Architect, it being understood that the Architectural Drawings will be consistent with and a logical extension of the Approved Space Plans. Tenant is responsible for consistency between the Architectural Drawings and the Approved Space Plans.

                  The Architectural Drawings will depict the quality of the work to be performed (the "Finish Work") and must provide for a quality level equal to (as reasonably determined by Landlord) or exceeding the requirements of the base building core and shell construction contract documentation.

                  The Architectural Drawings will include but not be limited to:
                  (a) partition layout and door locations; (b) electrical outlets, including the location and usage; (c) telephone outlets, including description of system, size of conduit servicing each outlet, power and mechanical requirements for system and any requirements affecting base building construction, including modifications required to floor or main telephone rooms; (d) reflected ceiling plan showing standard and non-
 standard lighting, switching requirements and ceiling construction or constraints which will affect mechanical, electrical, fire protection or life safety systems, and will include all necessary specifications and details of items or construction; (e) Tenant's occupancy capacity, usage equipment loads for all spaces, particularly special usage rooms, including but not limited to conference rooms, lounges, coffee rooms, copy rooms, computer terminal or keypunch rooms, audio-visual rooms and reproduction or print rooms which require special heating, ventilating, air conditioning or fire protection (all specifications on usage or equipment therein, including BTU per hour output of all equipment and parameters as to extent of special work required); (f) Tenant's floor loading for all spaces (all specifications, weight, vibration and vibration isolation for each item sufficiently complete for structural engineering design), particularly special usage rooms, including, but not limited to file rooms, storage rooms, computer rooms and reproduction or print rooms; (g) floor penetrations, including but not limited to special stairs, dumbwaiters, conveyors, pneumatic systems, elevators or architectural features; and (h) all structural, mechanical, electrical, fire protection, controls and life safety systems requirements.

 The Architectural Drawings will include the following as well: (1) all millwork and equipment which will be part of the Finish Work and become part of the Premises; (2) a complete finish schedule for all floors, walls, ceilings, including millwork, door frames, etc.; (3) keying schedules; (4) special blocking requirements as may be required to support wall or ceiling hung furniture or equipment; and (5) all other information necessary to complete construction of the Premises, including the architect's stamp if required by the Building Department.

                            EXHIBIT 2 TO WORK LETTER

                     LANDLORD REQUIREMENTS OF THE CONTRACT


         The Contract will be subject to review and approval of Landlord in accordance with the Work Letter and will fully incorporate the following provisions. In the event of any conflict between any provisions of the Contract and the provisions below, the provisions below will control.

          I The Contract will be in writing and will cover all aspects of the Finish Work. No Finish Work will be performed except pursuant to the Contract. Fully executed copies of the Contract will be delivered to Landlord. If Landlord determines that the Contract does not comply with the provisions hereof, it will immediately be corrected and no work will be commenced in the Premises until the deficiencies have been corrected. Any delays in completion resulting from modifications (except as required by Landlord Delay) will be Tenant Delays. Following delivery of a copy of the Contract to Landlord and its approval (or deemed approval), no material modification will be effective unless and until a copy thereof has been delivered to Landlord for its review.

         2. Changes in the Final Drawings will be made only upon prior written approval (or deemed approval) of Landlord (to the extent required under and in accordance with Section 1.5 of the Work Letter).

          3. Scheduling of Finish Work: The Contract will obligate Tenant's Contractor to perform Finish Work in accordance with time schedules acceptable to Tenant, Tenant's Contractor and Landlord (which approval shall be based on consistency with Landlord's schedule for completion of the Base Building Work). Any schedule proposed by Tenant's Contractor will be based upon Tenant's Contractor applying its best efforts to the Finish Work.

          4. Tenant's Contractor will not knowingly perform Finish Work inconsistent with the Final Working Drawings which will result in a lesser quality installation or provide inferior performance than that established by the base shell and core drawings and specifications covering similar work items. Landlord will have the right at any time during the performance of Finish Work or thereafter to require replacement and reconstruction at Tenant's Expense of Finish Work not conforming to the standards and specifications in the Final Drawings.

          5. Tenant and Tenant's Contractor will give all notices and comply with all laws, ordinances, rules, regulations and orders of any public authority relating to the performance of the Finish Work. If either party observes that any Finish Work is at variance with any applicable codes, ordinances, laws, rules and regulations (collectively, "Applicable Laws"), it will promptly notify the other party and Landlord in writing, and necessary changes will be made by Tenant. If Tenant's Contractor performs any Finish Work that it knows is contrary to Applicable Laws, and fails to deliver prior notice to Tenant and Landlord, Tenant's Contractor will assume full responsibility therefor and will bear all costs attributable to repair, replacement or correction. Tenant, Tenant's Contractor and its subcontractors will comply with Federal, State and local tax laws, social security acts, unemployment compensation acts and such other acts and laws as are applicable to the performance of Finish Work.

          6. All risk of loss to all property of Tenant, Tenant's Contractor and its subcontractors will be the sole responsibility of Tenant, Tenant's Contractor and its subcontractors, and Landlord will have no responsibility therefor, subject to Builder's Risk insurance on the Finish Work to the extent carried by Landlord in accordance with Section 2.16 of the Work Letter.

         7.     The following insurance requirements will be complied with:

          a. Minimum Coverage - Prior to any Finish Work being commenced by Tenant's Contractor, it will obtain and maintain insurance with minimum coverage and limits to protect Tenant and Landlord from the claims hereafter set forth which may arise or result from Tenant's Contractor's performance of any Finish Work, whether such work is performed by Tenant's Contractor, its subcontractors, or by anyone for whose acts such parties may be liable as follows (subject to the provisions below, such limits may be provided by an appropriate "umbrella" policy):

          (1) Workmen's Compensation and occupational disease insurance at the statutory limits provided for by the State of Virginia;

          (2) Employer's liability insurance in an amount not less than $ 100,000 for all damages arising from each accident or occupational disease;

          3) Commercial general liability insurance covering:

          (i) Operations premises liability;

          (ii) Owner's and Contractor's protective liability;

          (iii) Completed operations;

          (iv) Product liability;

          M Contractual liability;

          (vi) Broad form property damage endorsement and property damage caused by conditions otherwise subject to exclusion for explosion, collapse or underground damage;

          (vii) Architect's and engineer's professional liability insurance (for Tenant's Architect and Tenant's Engineer)

                           (4)    Insurance
                           limits:

                                   Bodily Injury:

          $ 1,000,000 each occurrence; $ 1,000,000 aggregate completed operations products

                                   Property
                                   Damage

                                   $500,000 each occurrence; $500,000 aggregate operations; $500,000 aggregate protective; $500,000 aggregate completed operations products

                           (5) Comprehensive automobile liability insurance covering all owned, hired or nonowned vehicles including the loading and unloading thereof with limits of no less than:

                                   Automobile
                                   Bodily Injury

                                   $500,000 each person; $1,000,000 each
                                   occurrence;

                                   Automobile Property
                                   Damage:

                                   $500,000 each
                                   person


                  b. Unless Landlord retains Builder's Risk insurance on the Finish Work in accordance with Section 2.16 of the Work Letter, Tenant or Tenant's general contractor shall carry Builder's Risk insurance covering the completed value of the Finish Work which will afford coverage against "all risks" for physical loss or damage.

          C. Cancellation - All such insurance will be carried with a company reasonably satisfactory to Landlord and Tenant and the liability policy will name Landlord and Tenant and their employees and agents as additional insured parties. Each policy will provide that it will not be canceled or altered except after 15 days prior written notice to Tenant and Landlord, and the certificate of insurance will so state.

                  d. Policy Termination - Tenant's Contractor and each subcontractor will maintain all insurance required hereunder during the term of the Contract and for a period ending one year after the date of completion of all Finish Work done pursuant to the Contract to the extent such insurance is written in a "claims made basis."

e. Policies - Prior to commencement of work by Tenant's Contractor, it will deliver one copy of the policies or certificates evidencing such insurance to Tenant and Landlord. Such policies must be approved by Tenant and Landlord prior to commencement of work. Notwithstanding the above, Landlord may require greater coverage or larger limits by serving notice upon Tenant. Without the written consent of Landlord, Tenant's Contractor agrees that it will not allow any subcontractor to commence work within the building until such subcontractor has obtained the required insurance.

f. Umbrella Liability ~ Insurance - Umbrella liability insurance with limits of liability for claims of bodily injury, personal injury and property damage liability not less than $10,000,000 each occurrence and $10,000,000 aggregate.

                  g. Waiver of Subrogation - Landlord, Tenant and Tenant's Contractor will waive all rights against each other, and their respective contractors, subcontractors and sub-subcontractors, agents and employees, for damages caused by fire or other perils covered under the Builder's Risk insurance policy on the Finish Work.

9. Tenant's Contractor will indemnify, defend, and hold harmless Tenant and Landlord and their respective representatives, agents and employees from and against all claims, damages, losses and expenses, including, but not limited to reasonable attorney's fees, arising out of or resulting from the performance of Finish Work or Tenant's Contractor's failure to perform in accordance with the Contract (but specifically excluding the Finish Work itself and the Building) which are: a) caused in whole or in part by any negligent act or omission of Tenant's Contractor, any subcontractor, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, regardless of whether or not such claim, loss, damage or expense is caused in part by a party indemnified hereunder, and b) attributable to bodily injury, sickness, disease or death, or destruction of or damage to tangible property including loss of use resulting from any of the foregoing acts.

Tenant's indemnification obligation under this Paragraph 9 will not be limited by any limitation on the amount or type of damages, compensation or benefits payable by or for the Contractor or any subcontractor under workmen's compensation acts, disability benefit acts or other employee benefit acts.

10. Tenant's Contractor and Tenant will agree that while Landlord may make available to Tenant's Contractor for incorporation into the Finish Work materials previously purchased by Landlord, Landlord is not the manufacturer of such materials nor is it the commercial supplier of such materials. Accordingly, Tenant and Tenant's Contractor will agree that if either one or both of them have any claim with respect to any of such materials supplied by Landlord for incorporation into the Finish Work, whether such claims relate to any alleged breach of an express warranty or an implied warranty or otherwise, any claims against Landlord whether directly or by way of defense, counterclaim, cross claim or offset are waived and released and such claims will be brought exclusively against the person or entity from whom Landlord purchased such materials or against the manufacturer. Landlord will execute such documents as may be reasonably necessary to assign any rights Landlord would otherwise have against a supplier or manufacturer.

          11. Landlord or Tenant may require Tenant's Contractor to provide payment and performance bonds for any or all Finish Work, such bonds to be provided at Tenant's expense (subject to reimbursement under the Allowance). Any bond will be requested and provided prior to commencement of Finish Work.

12. If Tenant's Contractor is adjudicated a bankrupt, or makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of Tenant's Contractor's insolvency, or if Tenant's Contractor persistently or repeatedly refuses or fails, except in cases where delay is justified, to supply enough properly skilled workmen or proper materials or if Tenant's Contractor persistently disregards Applicable Laws, or otherwise is guilty of a substantial violation of a provision of the Contract, Tenant may, without prejudice to any right or remedy and after giving Tenant's Contractor and its surety, if any, 7 business days' written notice, terminate the Contract and take possession of all materials, equipment, tools, construction equipment and machinery owned by Tenant's Contractor and will thereafter complete the Finish Work by whatever method it may deem expedient. In such case, Tenant's Contractor will not be entitled to receive any further payments until completion of all Finish Work; provided, however, that Tenant's actions will not release Tenant's Contractor from any obligations to Tenant arising from its performance or nonperformance prior to the date of such termination. Following completion, Tenant will pay Tenant's Contractor an amount equal to the aggregate of the amounts actually due under the Contract at the time of the termination, less the cost to Tenant of completing the Finish Work.

13. Prior to commencement of any Finish Work in the Premises, Tenant's Contractor will give written notice to Landlord and Tenant of the date work will commence. If a subcontractor or materialman files a mechanics' lien as a result of performing Finish Work pursuant to the Contract, then, provided Tenant's Contractor has been paid for such work, Tenant's Contractor will indemnify and defend Tenant and Landlord from said lien and will, when requested by Tenant or Landlord, furnish (as Landlord or Tenant may specify) either a bond sufficient to discharge the lien, deposit in an escrow approved by Landlord and Tenant a sum equal to 150% of the amount of such lien or obtain for Landlord an endorsement through Landlord's title policy insuring against loss or damage resulting from such lien. Subject to any restrictions of Landlord's Mortgagee on the Building, Tenant's Contractor may, in cooperation with Landlord and Tenant, contest the validity of a mechanics' lien, including the right to prosecute any appeals so long as during the pendency of any contest, Tenant's Contractor will effectively stay any official or judicial sale of the Building, upon execution or otherwise, and so long as Tenant's Contractor immediately pays any final judgment entered and procures record satisfaction thereof. If Tenant or Landlord is a party to any such contest, or any other action resulting from or arising out of the performance of the Finish Work, Tenant's Contractor will pay all legal fees and other costs and expenses incurred by Landlord and Tenant in such action. If Tenant's Contractor fails to provide a bond, cash escrow or title endorsement, or otherwise fails to fully satisfy and obtain the release of a lien in accordance with the provisions hereof, Tenant's Contractor will be obligated to refund Tenant or Landlord, as the case may be, all monies that the latter may pay in discharging any such lien including costs and reasonable attorneys' fees incurred in settling, defending against, appealing or in any other manner dealing with any such lien.

14. Tenant's Contractor will warrant and agree at its expense to correct or cause to be corrected any defects in the Finish Work (including, but not limited to, defects due to defective workmanship or materials whether supplied, installed or performed by Tenant's Contractor or any subcontractor or supplier) which occur within one year after Tenant's Contractor has substantially completed the Finish Work, including completion of all punchlist items, or for such longer period as may be set forth in the Final Drawings. Tenant's Contractor will require a similar warranty in all subcontracts, and will deliver to Landlord and Tenant, together with appropriate assignments, if required, all warranties of subcontractors and suppliers. All warranties will extend to both Landlord and Tenant, as their respective interests in such Finish Work exist pursuant to the Lease.

          15. Tenant's Contractor will: (a) comply with all reasonable rules relating to construction activities in the Building promulgated by Landlord or Landlord's Contractor; (b) be responsible for reaching agreement with Landlord as to the reasonable conditions for use of the elevators, systems interfacing, use of temporary utilities, access to the Premises and use of truck docks and storage areas (without charge).

          16. Landlord shall make available hoisting, systems interfacing, and use of temporary utilities as is customary in construction of similar buildings in the suburban Washington, D.C. area, subject to Landlord's schedule for completion of the Base Building Work.

          17. Landlord and Landlord's Contractor may, from time to time, inspect or perform work within the Premises. Such inspections or work will not unreasonably conflict with Tenant's Contractor's work. Landlord may suspend Tenant's Contractor's work in the Premises if such work, in the reasonable opinion of Landlord or of Landlord's Contractor, presents a danger to life, safety, or property, or in an emergency situation.

18. Tenant will give Landlord reasonable prior notice of all inspections, punchouts and other reviews during the course of construction so that Landlord may observe such events. Landlord will be likewise informed of all Building Department inspections and requirements for issuance of the Certificate of Occupancy for the Premises. Landlord's observation of any such events will, in no event be construed or interpreted as a review or approval by Landlord of any such work nor will it prevent Landlord, if it thereafter discovers any deficiency in such Work, from requiring correction. Tenant's Contractor will be solely responsible for obtaining a certificate of occupancy (or its equivalent) for the Premises (as distinguished from a similar certificate to the extent required for the Base Building Work) and will submit to Landlord the original prior to Tenant's occupancy of the Premises for the purpose of conducting business.

 19. Landlord's Engineer or other agent will have the option of reviewing all equipment and materials to be used in the construction of the Finish Work for consistency with Final Working Drawings and all work prior to Tenant move-in. Such review will in no event constitute approval by Landlord and Landlord shall use reasonable efforts to minimize any delay arising from such reviews.

 20. Tenant will promptly furnish Landlord a copy of the building permit issued to Tenant's Contractor after issuance.

 21. Tenant's Contractor will not store materials or supplies in or outside the Building (other than within the Premises) without the prior approval of Landlord or Landlord's Contractor.

22. All deliveries except hand-held items must be taken to the floors via elevator(s) designated by Landlord for such purpose.

23. Tenant's Contractor will provide at all times direct supervision of all work being performed for Tenant.

 24. Tenant's Contractor will cooperate with Landlord in disposing refuse resulting from the Finish Work. This may include the use of Landlord's dumpster and a proration of charges associated with such use or at Landlord's option at Tenant's expense the placement of Tenant Contractor's dumpster at a location reasonably specified by Landlord.

 25. Tenant's Contractor will acknowledge that the work to be performed by it for Tenant is also for the direct benefit of Landlord. Landlord will have the right to pursue in its own name directly against Tenant's Contractor any rights or remedies including, without limitation, claims for damages granted to Tenant.

         If any legal action or arbitration proceeding is commenced to enforce the provisions of the Contract or to recover damages as a result of the alleged breach of the provisions thereof, the prevailing party will be entitled to recover all reasonable costs incurred in connection therewith, including attorneys' fees.

         The Contract will be construed in accordance with the laws of the State of Virginia Subject to Paragraph 26, any litigation or other proceeding will be decided by the applicable court in the State of Virginia.

  26. All claims, disputes and other matters in question between Tenant and Tenant's Contractor arising out of, or relating to, the Contract, will be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then obtaining unless the parties mutually agree otherwise. No such arbitration will include Landlord, its employees or consultants, except by written consent of Landlord and any other party sought to be joined.

                            EXHIBIT 3 TO WORK LETTER

                              FORM OF LIEN WAIVERS


   Appropriate lien waivers substantially in the forms attached hereto (with blanks completed and notary revised as appropriate) as Exhibits 3-1, 3-2, 3-3, and 3-4, as the case may be, will accompany all requests for payment by Tenant.
 [Worldgate I Form: 193277 3/5/991
 40189437/15/99 [3258651

                           EXHIBIT 3-1 TO WORK LETTER

 STATE OF VIRGINIA)                          INTERIM CONTRACTOR'S AFFIDAVIT
                                      ss.             RELEASE AND LIEN WAIVER
 COUNTY OF

 TO WHOM IT MAY CONCERN:

  The undersigned, being first duly sworn, deposes and says that:


          1. He is of the who is the general Contractor for the project hereinafter identified (the "Contractor"), and that the undersigned is authorized to execute and deliver this document on behalf of the Contractor.

          2. The Contractor is the contractor for the performance of certain work and/or the furnishing of certain materials or supplies (the "Work") pursuant to a Contract between Contractor and as Owner, for the improvements and project commonly known as (the "Project") upon property legally described as: I County of State of hereinafter referred to as the "Property."

                  3. This instrument is executed and delivered in consideration of and for the purpose of inducing("Construction Lender") and the Owner to make an interim payment of $ under the Contract, subject to collection of any check given as payment. The total amount of the Contract including change orders is $ and the undersigned acknowledges that upon receipt of this interim payment, the Contractor has received interim payments totaling $ under the Contract.

                  4. The undersigned for the Contractor, subject to the receipt and collection of the interim payment herein requested, warrants and represents that: (i) all materials delivered to said project by or for the Contractor are for use therein only; (ii) title to all work, materials and equipment covered by said payment, whether or not incorporated in the improvement on the Property, has passed to the Owner, free and clear of all liens, claims, security or encumbrances (hereinafter all referred to as "liens"); (iii) all taxes applicable to the materials furnished for use in or on the Property and all taxes for the Work performed under the Contract have been fully paid; and
          (iv) all laborers, mechanics, subcontractors, materialmen and suppliers for all work done and for all materials, machinery, equipment, fixtures, tools, scaffolding and appliances- furnished for the performance of the Contract and for any other indebtedness connected therewith for which the Owner of the Property might be responsible have been paid in full to the date hereof. Contractor, to the extent of the total of interim payments received, for itself, its successors, and on behalf of all persons able to claim through or under the Contractor: (a) waives, relinquishes and releases all liens and rights of claims to liens for labor or materials furnished in the construction, improvement, alteration or repair involved in performance under the Contract; (b) agrees (1) to save Owner and Construction Lender harmless from all liability, costs and expenses, including reasonable attorneys' fees, resulting from mechanic's and/or materialmen's liens for the performance of work or the furnishing of materials or supplies pursuant to the Contract, (2) to discharge (by bond or otherwise) or to defend suit to enforce any mechanic's or materialmen's lien, claim to or right of action for any such lien which may be filed, and (3) to satisfy any claims or demands which arise out of, which are due to or which may be made for, any work performed or supplies furnished under the Contract or in furtherance of the construction or completion of the Contract, whether directly or indirectly attributable to the Contract; and (c) hereby releases the present and any future Owner of the Property, the Property, the Construction

 Lender and any tender who may now or hereafter have a security interest in the Property, from all claims, rights of action, liabilities and liens which may be filed or asserted in connection with the Contract.

  Dated this         day of                       , 19-.


                       Authorized representative of Contractor

  SUBSCRIBED AND SWORN TO before me this
day of                            19-.

  My commission expires


                                                      Notary Public

                           EXHIBIT 3-2 TO WORK LETTER

 STATE OF VIRGINIA)
                                                FINAL CONTRACTOR'S AFFIDAVIT,
 COUNTY OF                                           RELEASE AND LIEN WAIVER

 TO WHOM IT MAY CONCERN:

          The undersigned, being first duly sworn, deposes and says that:

          I . He is of the who is the general Contractor for the project hereinafter identified (the "Contractor"), and that the undersigned is authorized to execute and deliver this document on behalf of the Contractor.

          2. The Contractor is the contractor for the performance of certain work and/or the furnishing of certain materials or supplies (the "Work") pursuant to a Contract between Contractor and as Owner, for the improvements and project commonly known as (the "Project") upon property legally described as: County of State of hereinafter referred to as the "Property."

          3. This instrument is executed and delivered in consideration of and for the purpose of inducing ("Construction Lender") and the Owner to make final payment of $ under the Contract, subject to collection of any check given as payment. The total amount of the Contract including change orders is $ . and the undersigned acknowledges that upon receipt of this final payment, the Contractor has been paid in full the total contract price under the Contract.

                   4. The undersigned for the Contractor, subject to the receipt and collection of the final payment herein requested, warrants and represents that: (i) all materials delivered to said project by or for the Contractor are for use therein only; (ii) title to all work, materials and equipment covered by said payment, whether or not incorporated in the improvement on the Property, has passed to the Owner, free and clear of all liens, claims, security or encumbrances (hereinafter all referred to as "liens"); (iii) all taxes applicable to the materials furnished for use in or on the Property and all taxes for the Work performed under the Contract have been fully paid; and
          (iv) all laborers, mechanics, subcontractors, materialmen and suppliers for all work done and for all materials, machinery, equipment, fixtures, tools, scaffolding and appliances- furnished for the performance of the Contract and for any other indebtedness connected therewith for which the Owner of the Property might be responsible have been paid in full. Contractor for itself, its successors, and on behalf of all persons able to claim through or under the Contractor: (a) waives, relinquishes and releases all liens and rights of claims to liens for labor or materials furnished in the construction, improvement, alteration or repair involved in performance under the Contract; (b) agrees (1) to save Owner and Construction Lender harmless from all liability, costs and expenses, including reasonable attorneys' fees, resulting from mechanic's and/or materialmen's liens for the performance of work or the furnishing of materials or supplies pursuant to the Contract, (2) to discharge (by bond or otherwise) or to defend suit to enforce any mechanic's or materialmen's lien, claim to or right of action for any such lien which may be filed, and (3) to satisfy any claims or demands which arise out of, which are due to or which may be made for, any work performed or supplies furnished under the Contract or in furtherance of the construction or completion of the Contract, whether directly or indirectly attributable to the Contract; and (c) hereby releases the present and any future Owner of the Property, the Property, the Construction Lender and any lender who may now or hereafter have a security interest in the Property, from all claims, rights of action, liabilities and liens which may be filed or asserted in connection with the Contract.

          Dated thisday of    lg-.



           Authorized representative of Contractor

          SUBSCRIBED AND SWORN TO before me this
day of                            19-.

          My commission expires

                                                      Notary Public

                           EXHIBIT 3-3 TO WORK LETTER
 Project Job Address Job Number STATE OF COUNTY OF ) ss.
 INTERIM SUBCONTRACTOR'S OR
 MATERIAL SUPPLIER'S AFFIDAVIT,
 RELEASE AND LIEN WAIVER
          The undersigned subcontractor or material supplier (herein referred to as "Subcontractor"), being first duly sworn, deposes and says that: He is over the age of 21 years and resides at:
 (IF SUBCONTRACTOR IS AN INDIVEDUAL:)

          I . He is the Subcontractor referred to herein. (IF SUBCONTRACTOR IS A PARTNERSEIIP:)

          1. He is a general partner in a co-partnership composed of the undersigned and carrying on business at City of . Said co-partnership is the Subcontractor referred to herein. (IF SUBCONTRACTOR IS A CORPORATION:)

          I . He holds the title of . in a corporation organized under the laws of the State of carrying on business at ' City of State of which corporation is the Subcontractor referred to herein. The undersigned is authorized to execute this instrument on its behalf.

          2. Subcontractor is a subcontractor or material supplier for the performance of certain work and/or the furnishing of certain materials or supplies pursuant to an agreement or purchase order, as the case may be (hereinafter called the "Subcontract," which term will refer to the agreement or purchase order, as the case may be), under a general contract between (hereinafter called "Contractor"), and Owner"), for the improvements or project known as (hereinafter called the
              -, at
 ~ City of                 , County of                 .. State of
 (hereinafter called the "Property").

          3. This instrument is delivered in consideration of and for the purpose of inducing Contractor to make interim payment of $ under the Subcontract, subject to collection of any check given as payment. Subcontractor acknowledges that upon receipt of this interim payment, Subcontractor has received from Contractor interim payments totaling $_ under the Subcontract.

          4. Subcontractor warrants and represents that: (i) all materials delivered to said project by or for Subcontractor are for use therein only;
     (ii) title to all work, material and equipment covered by said payment, whether or not incorporated in the Property, has passed to the Owner, free and clear of all liens, claims, security interests or encumbrances (hereinafter all referred to as "liens"); (iii) all taxes applicable to the materials furnished and the work performed under the Subcontract have been fully paid; and (iv) all laborers, mechanics, sub-subcontractors, materialmen and suppliers for all work done and for all materials, machinery, equipment, fixtures, tools, scaffolding and appliances furnished for the performance of the Subcontract and for any other indebtedness connected therewith for which the Owner of the Property might be responsible have been paid in full to the date hereof. Subcontractor, to the extent of the total of interim payments received, for itself, its successors, and on behalf of all persons able to claim through or under Subcontractor: (a) waives, relinquishes and releases all liens and right or claim to a lien for labor or materials furnished in the construction improvement, alteration or repair involved in performance under the Subcontract; (b) agrees to save Contractor harmless from all liability, costs and expenses, including reasonable attorneys' fees, to: (1) discharge (by bond or otherwise) or to defend suit to enforce, any mechanics' or materialmen's lien, claim to or right of action for such lien, which may be filed and (2) satisfy any claims or demands arising out of, due or which may be made, directly or indirectly attributable to the Subcontract, any work performed or supplies furnished thereunder, or in furtherance of the construction or completion of the subcontract work; and (c) hereby releases Contractor, any money earned by Contractor, Contractor's sureties, the present and any future Owner, the Property and any lender who may now or hereafter have a security interest therein, from all claim, right of action, liability and lien which may be filed or asserted in connection with the Subcontract.

          Dated this          day of                        19-.



                       As Subcontractor, General Partner of
                       Subcontractor, or Authorized Officer of
                       Subcontractor, above described

  STATE OF
                                       ss.
  COUNTY OF

          Subscribed and sworn to before me this day of 19_, by known to me to be the above-named signatory, who personally appeared before me and acknowledged that the foregoing instrument was freely and voluntarily executed for the uses and purposes and on behalf of the Subcontractor therein mentioned.

          My commission expires



                                                        Notary Public in and
                                                         for said County and
                                                               State
 [Worldgate I Form: 193277 3/5/991 401894_3 7/15/99 [3258651

                           EXHIBIT 3-4 TO WORK LETTER


  Project                                   FINAL SUBCONTRACTOR'S OR
  Job Address                               MATERIAL SUPPLIER'S AFFIDAVIT,
  Job Number                                RELEASE AND LIEN WAIVER


   STATE OF
                          ss.
   COUNTY OF

                  The undersigned subcontractor or material supplier (herein referred to as "Subcontractor"), being first duly sworn, deposes and says that: He is over the age of 21 years and resides at:


          (IF SUBCONTRACTOR IS AN INDIVEDUAL:)
                   1.      He is the Subcontractor referred to
                   herein.

          (IF SUBCONTRACTOR IS A PARTNERSIHP:)
                   I . He is a general partner in a co-partnership composed of the undersigned and carrying on business at city of . Said co-partnership is the Subcontractor referred to herein.

          (IF SUBCONTRACTOR IS A CORPORATION:) I . He holds the title of in , a corporation organized under the laws of the State of carrying on business at , City of . State of which corporation is the Subcontractor referred to herein. The undersigned is authorized to execute this instrument on its behalf.

          2. Subcontractor is a subcontractor or material supplier for the performance of certain work and/or the furnishing of certain materials or supplies pursuant to an agreement or purchase order, as the case may be (hereinafter called the "Subcontract," which term will refer to the agreement or purchase order, as the case may be), under a general contract between (hereinafter called "Contractor"), and (hereinafter called the "Owner"), for the improvements or project known as at City of County of State of (hereinafter called ~e "Property").

          3. This instrument is delivered in consideration of and for the purpose of inducing Contractor to make final payment of $ , subject to collection of any check given as payment. Subcontractor acknowledges that upon receipt of this final payment, Subcontractor has been paid in full the total subcontract price of $ for all of the work performed under the Subcontract, including retainage, if any.

          4. Subcontractor warrants and represents that: (i) all materials delivered to said project by or for Subcontractor are for use therein only;
 (ii) title to all work, material and equipment covered by said payment, whether or not incorporated in the Property, has passed to the Owner, free and clear of all liens, claims, security interests or encumbrances (hereinafter all referred to as "liens"); (iii) all taxes applicable to the materials furnished and the work performed under the Subcontract have been fully paid; and (iv) all laborers, mechanics, sub-subcontractors, materialmen and suppliers for all work done and for all materials, machinery, equipment, fixtures, tools, scaffolding and appliances furnished for the performance of the Subcontract and for any other indebtedness connected therewith for which the Owner of the Property might be responsible have been paid in full. Subcontractor for itself, its successors, and on behalf of all persons able to claim through or under
 Subcontractor: (a) waives, relinquishes and releases all liens and right or claim to a lien for labor or materials furnished in the construction improvement, alteration or repair involved in performance under the Subcontract; (b) agrees to save Contractor harmless from all liability, costs and expenses, including reasonable attorneys' fees, to: (1) discharge (by bond or otherwise) or to defend suit to enforce, any mechanics' or materialmen's lien, claim to or right of action for such lien, which may be filed and (2) satisfy any claims or demands arising out of, due or which may be made, directly or indirectly attributable to the Subcontract, any work performed or supplies furnished thereunder, or in furtherance of the construction or completion of the subcontract work; and (c) hereby releases Contractor, any money earned by Contractor, Contractor's sureties, the present and any future Owner, the Property and any lender who may now or hereafter have a security interest therein, from all claim, right of action, liability and lien which may be filed or asserted in connection with the Subcontract.

          Dated this          day of                         ~ 19-.



                                         As Subcontractor, General Partner of
                                        Subcontractor, or Authorized Officer of
                                               Subcontractor, above described

  STATE OF
                ss.
  COUNTY OF

          Subscribed and sworn to before me this day of 19_, by known to me to be the above-named signatory, who personally appeared before me and acknowledged that the foregoing instrument was freely and voluntarily executed for the uses and purposes and on behalf of the Subcontractor therein mentioned.

          My commission expires



                                              Notary Public in and for said
                                                      County and State
 I-Worldgate I Form: 193277 3/5/991 4018943 7/15/99 (3258651

                            EXHIBIT 4 TO WORK LETTER

                              LANDLORD'S DRAWINGS

                                       EXMIT 4 TO WORK LETTER
                                          LANDLORD'S DRAWINGS
 Revisions Dated 2/2/99
-----------------------------------------------------------------------------------------------------------------------
CPAL DRAWINGS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Dwg- No.          Title                                                                         Date
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
I                 Cover Sheet                                                                   12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
2                 Existing Conditions and Demolition Plan                                       12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
3                 Site Plan                                                                     12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
4                 Sediment and Erosion Control Plan - Phase 1                                   12/1/99
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
5                 Sediment and Erosion Control Plan - Phase, 2                                  12JI/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
6                 Sediment and Erosion Control Notes and Details                                12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
7                 Sanitary Plan and Profile                                                     12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
8                 Profiles                                                                      12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
8A                Profiles                                                                      12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
9                 Storm Drain Computations                                                      12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
10                Landscape Plan                                                                12/l/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
11                Landscape Details and Notes                                                   12/1/98
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
12                Fire Lane Marking Plan                                                        12/1/98
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13                Site Notes and Details                                                        12/l/99
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14                Site Notes and Details                                                        12/1/98
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15 -              Garage Parking Plan                                                           12/1/98
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16                Geotechnical Requirements                                                     CIQ
                                                                                                1116198
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ARCEMCTURAL DRAWINGS
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                  Cover Sheet                                                                   2/2/99
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A-00 I            Project Data and Drawing Index                                                2/2,/99
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A-002             Door and Partition Types and Door Details                                     2/2/99
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A-003             Door Schedule                                                                 2/2/99
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A-004             Hardware Schedule                                                             2/2/99
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
   406M 1MM


 10VCR ON XH/YLl VV:91 alll 66/ZZ/Lo
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
A-005              Finish Schedule                                                               2/2/99
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A-101              Architectural Site Plan                                                       2/2/99
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A-201              Parking Level One Plan                                                        2/2/99
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A-202              parking Level Two Plan                                                        2/2/99
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A-203              Parking Level Three Plan                                                      2/2/99
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A-204              Par-king Level Four Plan                                                      2/2/99
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A-205              Typical Floor Plan. First through Fourth West - Fast                          2/2/99
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A-206              P-4 Garage Level Reflected Ceiling Plan                                       2/2/99
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A-207              Penthouse and Roof Plan                                                       2/2/99
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A-208              Lobby Plans                                                                   2/2/99
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A-209              Interior Elevations                                                           2/2/99
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A-210              Interior Details                                                              2J2199
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A-211              Typical Core and Stair Plans                                                  2/2-/99
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A-212              Toilet Plans, Elevations and Details                                          2/2/99
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A-213              P-4 Garage Level Reflected Ceiling Plan                                       2/2/99
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A-301              Exterior Elevations                                                           2/2/99
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A-302              Exterior Elevations                                                           2/2/99
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A-303              Exterior Elevations                                                           2/2/99
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A-304              Exterior Elevations                                                           2/2/99
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A-305              Exterior Elevations                                                           2/2/99
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A-306              Building Section                                                              2/2/99
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A-401              Wall Sections                                                                 2/2/99
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A-402              Wall Sections (Roof/Penthouse)                                                2/2/99
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A-403              Exterior Details                                                              2/2/99
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A-404              Plan Details                                                                  2/2/99
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A-405              Plan Details                                                                  2/2/99
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A-501              Partial Building Sections and Miscellaneous Details                           2/2/99
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 406773 7/22M



[GRAPHIC OMITTED][GRAPHIC OMITTED]
 10VC9 ON YH/XJl CV:9T f1HJ, 66/ZZ/LO
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A-502              Stair Section and Details                                                     12/2/99
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STRUCTURAL DRAWINGS
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------------------ ----------------------------------------------------------------------------- ----------------------
S-1                P I Garage Level Foundation Plan West                                         2/2/99
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S-2                P I Garage Level Foundation Plan East                                         2/2/99
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S-3                Garage Level P2 Framing Plan West                                             2/2/99
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S-4                Garage Level P2 Framing Plan Fast                                             2/2/99
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S-5                Garage level P3 Framing Plan West                                             2/2/99
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S-6                Garage Level P3 Framing Plan East                                             2/2/99
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S-7                Garage Level P4 Framing Plan West                                             2/2/99
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S-8                Garage Level P4 Framing Plan East                                             2/71/99
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S-9                Typical Floor Framing Plan West                                               2/2,199
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S-10               Typical Floor Framing Plan Fast                                               2/2/99
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S-11               Main Roof & Penthouse Floor Framing Plan West                                 7-/2/99
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S-12               Main Roof & Penthouse Floor Framing Plan East                                 2/2/99
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S-13               Penthouse Roof Framing Plan                                                   2/Z/0-9-
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S-14               Column Schedule West                                                          2/2/99
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S-15               Column Schedule Fast                                                          2/Z/00
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S-16               Beam Schedule                                                                 2/2/99
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S-17               Structural Notes                                                              2/2/99
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S-18               Typical Details                                                               2/2/99
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S-19               Typical Details                                                               2/2/99
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S-20               Sections                                                                      2/2/99
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S-21               Sections                                                                      2/2/99
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MECHANICAL DRAWINGS
-----------------------------------------------------------------------------------------------------------------------
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M-1                Cover Sheet, Symbols, Abbreviations & Equipment Schedules                     2/2/99
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M-2                Garage Level 1                                                                2/2/99
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M-3                Part Plan Garage Level 2 and 3                                                2/2/99
------------------ ----------------------------------------------------------------------------- ----------------------
                                                                              406773 IMM




----------------- ------------------------------------------------------------------------------ ----------------------
-4                Garage Level 4                                                                 2/2/99
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M-5               Typical Floor Plan I st-3rd (West)                                             2/2/99
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M-6               Typical Floor Plan 1 st-3rd (Fast)                                             2/2/99
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M-7               Fourth Floor Plan West                                                         2/2/99
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M-8               Fourth Floor Plan East                                                         2/2/99
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M-9               Penthouse Ductwork and Piping Plan                                             2/2/99
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M-10              Typical Core Plan                                                              2/2/99
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M-1 I             Fourth Floor Core Plan                                                         2/2/99
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M-12              Riser and Flow Diagrams Mechanical                                             2/2/99
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M- 13             Details                                                                        2/2/99
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M-14              Details                                                                        2/2/99
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PLUMBING DRAWINGS
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P-1               Schedules, Symbols and Notes - Plumbing                                        2/2/99
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P-2               Parking Lv1 I West - Under Ground - Plumbing                                   2/2/99
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P-3               Parking LA I Fast - Under Ground - Plumbing                                    2/2/99
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P-4               Parking LA 1 West - Above Ground - Plumbing                                    2/2/99
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P-5               Parking Lv1 I East - Above Ground - Plumbing                                   2/2/99
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P-6               Parking . Lvl 2 Plan West - Plumbing                                           2/2/99
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P-7               Parking LA 2 Plan East- Plumbing                                               2/2/99
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P-8               Parking Lvl 3 Plan West - Plumbing                                             2/2/99
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P-9               Parking Lvl 3 Plan East - Plumbing                                             2/2/99
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P-10              Parking Lvl 4 Plan West - Plumbing                                             2/2/99
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P-1 I             Parking Lvl 4 Plan East - Plumbing                                             2/2/99
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P-12              Typical Floor (1 -3) Plan West - Plumbing                                      2/2/99
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P- 13             Typical Floor (1-3) Plan East - Plumbing                                       2/2/99
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P- 14             Fourth Floor Plan West - Plumbing                                              2/2/99
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P-15              Fourth- Floor Plan East - Plumbing                                             2/2/99
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



 _10VV9 ON YN/Y11 CV:91 flHJL 66/ZZ/LO
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
P- 16              Penthouse and Roof Plan West - Plumbing                                       2/2/99
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P-17               Penthouse and Roof Plan East - Plumbing                                       2/2/99
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P-18               Typical Core (1-3) Plan West - Plumbing                                       2/2/99
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P-19               Typical Core (1-3) Plan East - Plumbing                                       2/2/99
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P-20               Water Riser Diagram - Plumbing                                                2/2/99
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P-21               Sanitary Riser Diagram - Plumbing                                             2/2/99
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P-22               Storm Riser Diagram - Plumbing                                                2/2/99
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P-23               Fire Protection Riser Diagram                                                 2/2/99
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P-24               Details - Plumbing                                                            2/2/99
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ELECTRICAL DRAWINGS
------------------------------------------------------------------------------------------------------------------------
------------------ ----------------------------------------------------------------------------- -----------------------
E- I               Symbols, Notes, Schedules, Details - Electrical                               2/2/99
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E-2                Site Plan - Electrical                                                        2/2/99
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E-3                P-2 Level West - Electrical                                                   2/2/99
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E-4                P- I Level East -Electrical                                                   2/2/99
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E-5                P-2 Level West - Electrical                                                   2/2/99
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E-6                P-2 Level East - Electrical                                                   2/2/99
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E-7                P-3 Level West - Electrical                                                   2/2/99
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E-8                P-3 Level Fast - Electrical                                                   2/2/99
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E-9                P-4 Level West - Electrical                                                   2/2/99
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E-10               P-4 Level East - Electrical                                                   2/2/99
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E-1 1              Typical Floor (1', 2d, 3) West - Electrical                                   2/2/99
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E- 12              Typical Floor (1', 2d5 3') Fast - Electrical                                  2/2/99
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E-13               Fourth Floor Plan West - Electrical                                           2/2/99
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E- 14              Fourth Floor Plan East - Electrical                                           2/2/99
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E-15               Penthouse - Plan West/East - Electrical                                       2/2/99
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E- 16              Typical Core Plan West/East - Electrical                                      2 2, 99
------------------ ----------------------------------------------------------------------------- -----------------------
------------------ ----------------------------------------------------------------------------- -----------------------
'E-17              Main Lobby Lighting - West/East - Electrical                                  V2J99
                   ----------------------------------------------------------------------------- -----------------------
      406M V22M


 IOVCR ON YH/YLJ VV:ST IIHJ, 66/ZZ/LO
----------------- ------------------------------------------------------------------------------ ---------------------
E-18              Power Riser Diagram - Electrical                                               2/2/99
----------------- ------------------------------------------------------------------------------ ---------------------
----------------- ------------------------------------------------------------------------------ ---------------------
E-19              Switchboard Schedules - Electrical                                             2/2/99
----------------- ------------------------------------------------------------------------------ ---------------------
----------------- ------------------------------------------------------------------------------ ---------------------
E-20              Fire Alarm Riser Diagram - Electrical                                          2/2/99
----------------- ------------------------------------------------------------------------------ ---------------------
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E-21              Fire Alarm Riser Diagram - Electrical                                          2/2/99
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----------------- ------------------------------------------------------------------------------ ---------------------
E-22              Panel l3oard Schedules - Electrical                                            2/2/99
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E-23              Panel Board Schedules - Electrical                                             2/2/99
----------------- ------------------------------------------------------------------------------ ---------------------
      406773 7n2M
